SEMI-ANNUAL REPORTS (UNAUDITED)                                     MAY 31, 1999

                                  THE SG COWEN
                                FAMILY OF FUNDS

                      SG COWEN INCOME + GROWTH FUND, INC.
                           SG COWEN OPPORTUNITY FUND
                      SG COWEN GOVERNMENT SECURITIES FUND
                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                         SG COWEN LARGE CAP VALUE FUND

    [LOGO]                                    [LOGO]

                              -------------------
                                    CONTENTS

Chairman's Letter ......................................          1

SG Cowen Income + Growth Fund, Inc. ....................          2

SG Cowen Opportunity Fund ..............................          4

SG Cowen Intermediate Fixed Income Fund and
SG Cowen Government Securities Fund ....................          6

SG Cowen Large Cap Value Fund ..........................          8

Statements of Investments ..............................         10

Statements of Assets and Liabilities ...................         24

Statements of Operations ...............................         26

Statements of Changes in Net Assets ....................         28

Notes to Financial Statements ..........................         33

CHAIRMAN'S LETTER

                                                                   July 14, 1999

TO OUR SHAREHOLDERS:

  With the Asian economic crisis receding and the U.S. economy continuing its strong growth, the U.S. stock market vaulted to new heights, extending beyond large-cap growth stocks into value and small-cap companies. However, interest rates rose steadily during the six-month period ended May 31, 1999, making it a difficult period for the bond market.

  Because our three equity funds, the SG Cowen Income + Growth Fund, the SG Cowen Opportunity Fund and the SG Cowen Large Cap Value Fund, focus on dividend-paying companies, small-cap stocks and value, respectively, we had a particularly rewarding six months. Value investors were finally rewarded for focusing on stocks with low price/earnings ratios and above-average dividend yields. Meanwhile the SG Cowen Intermediate Fixed Income Fund and the SG Cowen Government Fund were down slightly during this temporary rise in interest rates. On the following pages, the portfolio managers' commentary analyzes fund performance and provides an outlook for the rest of 1999.

  We are pleased to report that SG Cowen Opportunity Fund and the SG Cowen Large Cap Value Fund outperformed their benchmarks during the six-month period. This was partly due to our being overweighted in the energy area, which had been shunned by investors last fall when oil prices were plummeting.

  Because value underperformed growth and large-cap stocks outperformed small-caps for an extended period, we could have discarded our discipline to chase returns. Instead, we adhered to our investment philosophy and were rewarded during the period for doing so. Even now, we continue to believe that value and small-cap stocks are undervalued compared to their large-cap growth counterparts.

  We are committed to providing you with long-term performance that is consistent with the investment disciplines of the SG Cowen Family of Funds. Thank you for your continued support.

                                                                Sincerely,

                                                       /s/ Joseph M. Cohen

                                                           Joseph M. Cohen
                                                                  Chairman

                         SG COWEN INCOME + GROWTH FUND
                         REWARDED FOR SEEKING BARGAINS

For the first time in a few years, value investors were finally rewarded for buying stocks with low price/earnings ratios and strong dividend yields. Meanwhile, high-flying technology and Internet stocks proved vulnerable to shifting investor sentiment regarding U.S. economic growth and a more volatile interest rate environment.

                                  PERFORMANCE

For the six months ended May 31, 1999, the total cumulative return of the SG Cowen Income + Growth Fund's Class A shares was 5.98%. In comparison, the Lipper Equity-Income Index return was 8.41 % while the S&P 500 Index returned 12.61% during the same period. The Fund's Class B and Class I shares returned 5.64% and 6.11% respectively for the six months.

  During the first two months of the period, the market was still being led by large-capitalization growth stocks, primarily technology shares. However, by late winter, technology stocks started to sell off, and we began to see some movement in energy and economically sensitive cyclical stocks. That trend continued through May 31, 1999.

    ENERGY: PRICES SNAP BACK In energy, one of our largest sectors, our investments in Baker Hughes, Texaco and Schlumberger moved up sharply. In addition, we added two oil and two natural gas companies during the period--Anadarko Petroleum, Apache Corp., Union Pacific Resources and Western Gas Resources. Anadarko Petroleum and Apache Corp., two exploration and production companies, each have high levels of oil reserves and are very sensitive to the price of oil. Early in 1999, when oil fell to $11 per barrel, shares in these companies fell dramatically. We purchased the shares with the belief that a more reasonable price for oil was $16 to $18 per barrel, not $11. Our investments in Union Pacific Resources and Western Gas Resources were similarly purchased when the price of natural gas declined, primarily due to the abnormally warm winter. As the price of oil and gas has strengthened from those lower levels, the share prices of the companies have rebounded.

    UTILITIES: DIVIDEND YIELD--AND TAKEOVERS Although natural gas distribution companies are regulated and fall into the industry category of "utility," they are also benefiting from the rebound in natural gas prices. For instance Keyspan, formerly known as Brooklyn Union Gas, performed well as energy prices snapped back.

  In the electric utility area, we purchased Illinova, formerly Illinois Power, in April 1999, with a view that the company's share price did not reflect its underlying value. For many years, the company's performance had been hampered by onerous regulation in Illinois and a costly nuclear power plant. Recently, Illinova announced the sale of its nuclear plant and received a merger offer from Dynegy, a Texas energy company, reflecting the trend toward consolidation in the industry. Other companies in the portfolio that were acquired during the period include Consolidated Natural Gas and New Century Enterprises, an electric utility in Colorado.

    FINANCIAL SERVICES: BENEFITING FROM STABILITY IN ASIA The portfolio holds a combination of banks and REITs (real estate investment trusts). Traditionally, banks fall in value when interest rates rise because they are unable to raise lending rates as fast as they must raise the rates paid on deposits. However, the improving global economy was viewed positively by investors, particularly for money center banks such as Bank of America and Mellon Bank.

  In 1998, the REIT group was down 25% despite the fact that earnings, cash flow and dividends continued to rise. Money was flowing out of this area and into more aggressive growth and high technology stocks. However, we believe that REITs currently offer the ultimate in value and dividend yield.

    CONSUMER NONCYCLICALS: BUYING ON DIPS During the period, we took advantage of weakness in the group, particularly pharmaceutical stocks. Given the contrarian bent of the portfolio, we have built positions in Bristol-Myers and Schering-Plough as the companies have fallen out of favor. We believe that steady and improving earnings growth brought on by a strong pipeline of new products will enable these shares to appreciate in value.

  The contrarian approach is exemplified by our purchase of AlliedSignal last fall, shortly after its hostile tender offer for AMP, which was viewed disapprovingly by Wall Street. The company was selling at a low price/earnings multiple considering its growth rate. The stock nearly doubled since our original purchase. The company has since announced the acquisition of Honeywell, which was viewed much more favorably by the investment community.

  Indeed, the six-month period has been a time of very active corporate restructuring. Early in the period, we sold our position in Mobil after its announced merger with Exxon. After years of speculation, RJR Nabisco finally split into two parts--Nabisco Group Holdings and RJR Tobacco, and the marketplace has valued the parts as much greater than when the two entities were together. We look for management's ability to create this type of value for shareholders.

                                LOOKING FORWARD

Over the past few years, many managers felt acute pressure to stray from their value roots. We resisted that pressure, and as a result, we are beginning to be rewarded for our patience.

  Historically, the domination of growth or value is not a short-term phenomenon. With U.S. economic growth continuing to be strong and interest rates at the higher end of a trading range, we could be in store for a multi-year period of outperformance by value.

                           SG COWEN OPPORTUNITY FUND
                    SMALL-CAP STOCKS STAGE IMPRESSIVE RALLY

After a number of years of underperformance, small-cap stocks staged an impressive comeback during the six-month period ended May 31, 1999. The disparity in valuation between small-cap value and large-cap growth had grown to epic proportions. Midway through the period, the relative and absolute strength of small-cap value stocks started to improve, as energy and other economically sensitive stocks performed very well.

                                  PERFORMANCE

For the six months ended May 31, 1999, the total cumulative return of the SG Cowen Opportunity Fund Class A shares was 18.71%. In contrast, the unmanaged Russell 2000 Index generated a total return of 11.08% for the same period, while the S&P 500 Index returned 12.61%. The Fund's Class B and Class I shares returned 18.33% and 19.04%, respectively for the six months.

  During the first half of 1999, a substantial change in investor psychology took place, in which money shifted from growth to value and from large cap to mid-cap and small-cap stocks. As the Asian economic crisis receded and the U.S. economy continued to post impressive growth, investors felt comfortable reaching for stocks that were undervalued and perhaps less liquid.

  ATTRIBUTION: ALLEGIANCE TELECOM TRIPLES Strong performers during the period included Allegiance Telecommunications, Coventry Healthcare and Smith International. Our purchase of Allegiance Telecommunications took advantage of the selloff of telecommunications and technology stocks in late 1998. Between December 1, 1998 and May 31, 1999, the stock nearly tripled from $13.375 to $37. Coventry Healthcare, a regional HMO serving the Midwest, MidAtlantic and Southeast United States, gained 95% in the period as investors recognized management's efforts to reduce costs, increase membership rolls and gain pricing strength with rising premiums.

  The portfolio's overweighting in energy, service and equipment companies, and drillers was a significant boost to performance in a period in which the price of oil rose from about $11 to $18 per barrel. For example, our investment in Smith International, a market leader in the energy, service and equipment area produced a 90% return during the period. In addition, BJ Services, which provides pressure pumping and stimulation services for new oil and gas wells rose over 50%.

  Another area of strong performance was economically cyclical sectors such as paper and forest products. Our investment in Georgia Pacific produced a 65% return. Certain investments have yet to pay off, such as Calgon Carbon in the chemicals sector, a manufacturer and marketer of separation and purification technologies. Although the stock has not performed well due to decreased Asian demand, we believe the valuation remains very attractive as insiders continue to purchase shares in the open market.

  CURRENT STRATEGY: THE SEARCH FOR COMPANIES POISED FOR GROWTH Our current strategy is to remain overweighted in energy and basic industry stocks, although we are taking selected profits. While we continue to be underweighted in financial services, we are actively searching for companies with attractive valuations and some type of growth catalyst, particularly in insurance and, to some degree, real estate investment trusts.

  Our strategy is to seek companies that have fallen out of favor and are selling at attractive valuations. We then look for potential catalysts that can bring companies to life, such as new management, products or technology. Our research team analyzes a company's fundamental strength, preferring those with improving balance sheets and cash flows, growing market share and experienced management with significant stock ownership.

  An excellent example of the rewards of our adherence to our long held and time-tested discipline was our emphasis on energy stocks last fall during a period when most investors shunned them. We had conviction that the $11 per barrel oil prices were unsustainable, and that recessions in oil-producing countries such as Saudi Arabia and Venezuela would force them to cut back production to boost prices. In addition, the largest international oil companies were stepping back from expensive exploration and production projects and merging to cut costs. We also believed that Asia's economic problems were temporary and that the Federal Reserve Board and other major central banks would be successful in creating new liquidity. Year to date, energy has been one of the best performing sectors in the Russell 2000 Index, with an average return of more than 20%.

                              SMALL-CAP RESURGENCE

Our disciplined value approach has been successful when viewed over a long-term horizon, and we believe the last few months suggests that our methodology is poised to rebound again. In the past, when a shift to small-cap returns has occurred, it lasted for several years--nine consecutive years after 1974 and four consecutive years after 1990. With the current level of attractive valuations and the return of confidence, we believe small caps should begin another period of very strong performance.

                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                      SG COWEN GOVERNMENT SECURITIES FUND
              STEADILY RISING INTEREST RATES CHILL THE BOND MARKET

During the winter and spring of 1999, the fixed-income investment environment changed rather suddenly. The global economic crisis faded while the U.S. economy boomed with no recession in sight. Energy prices snapped back, causing inflation fears to be rekindled. After lowering short-term rates three times in the fall, the Federal Reserve Board shifted its bias from neutral in the winter towards raising interest rates in the spring, and bond yields rose sharply. As a result, longer-duration bond portfolios generally fell in value.

                                  PERFORMANCE

For the six month period ended May 31, 1999, the total cumulative return of the SG Cowen Intermediate Fixed Income Fund's Class A shares was -0.46%. In comparison, its benchmark, the Lehman Brothers Intermediate Government/Corporate Index, an unmanaged benchmark of intermediate government and corporate bonds, reflected a return of -0.25%. The Fund's Class B and Class I shares returned -0.55% and -0.34%, respectively.

  The total cumulative return for the SG Cowen Government Securities Fund's Class A shares was -1.94% for the six-month period. In comparison, its unmanaged benchmark, the Lehman Brothers Aggregate Index, reflected a return of -0.71%. The Fund's Class I shares returned -2.09%.

                                A LONG-TERM VIEW

Our strategy during the period was to generally maintain a longer duration compared to our benchmarks in anticipation of lower interest rates. That strategy worked to our advantage when performance is viewed over the past year. In its June 11, 1999 edition, THE WALL STREET JOURNAL listed the SG Cowen Government Securities Fund among its Top 15 Performers among government bond funds for the year ended May 31, 1999 as tracked by Lipper Inc.

  However, the six months ended May 31, 1999 was a period of rising interest rates, particularly in February and May. In February, bond yields on U.S. Treasury bonds recaptured most of the downward movement that took place last fall when global investors created a surging demand for Treasury securities as a safe haven. In May, yields rose once again when an April government report showed a 0.7% increase in the Consumer Price Index, the largest monthly rise in nine years. For the first five months of 1999, the CPI rose at an annual rate of 2.6% -- significantly higher than the inflation rate in 1998, which was 1.6%. In addition, the Federal Reserve Board became more concerned about inflation, shifting its "bias" on interest rates from neutral toward raising rates. As a result, yields on the 2-year, 10-year and 30-year Treasury bond rose from 4.50%, 4.70%, and 5.07%, respectively on November 30, 1998 to 5.40%, 5.62%, and 5.82%
on May 31, 1999.

  As interest rates were rising, we did shorten the portfolios' duration somewhat by selling longer-term Treasury securities and buying shorter-duration mortgages. However, our belief is that the long-term trend for interest rates is downward, and so we chose not to radically change the portfolio's duration to accommodate a temporary bear market. True, we would have made an exception and aggressively shortened the portfolio's duration had we truly thought that inflation had been rekindled. Instead, we continue to believe that the long-term trend for inflation and interest rates is downward. By maintaining the portfolio's duration, we believe that shareholders are likely to benefit in the second half of 1999.

                             MORTGAGES OUTPERFORMED

During the period, the best performing asset class was mortgages--particularly high-coupon mortgages, followed by corporates and U.S. Treasury bonds. In a rising interest rate environment, Treasury bonds decline the most. Corporate bonds decline by less because they pay higher yields. In addition, the strengthening economy tends to have a positive impact on credit quality. Mortgages do the best, because they offer much higher yields, and the risk of prepayment is reduced. Both funds hold a significant number of Ginnie Mae mortgages with coupons approaching 9%.

  During the six-month period, the allocation to mortgages increased at the expense of U.S. government notes and bonds. As of November 30, 1998, 72% of the SG Cowen Government Securities Fund was invested in U.S. government notes and bonds, with the balance invested in mortgages. By May 31, 1999, 58% of the Fund was invested in government notes and bonds, with the balance in mortgages.

  As of November 30, 1998, 64% of the SG Cowen Intermediate Fixed Income Fund was invested in U.S. governments, while 13% was invested in mortgages and 22% was invested in corporates. By May 31, 1999, 54% of the Fund was invested in governments, while 23% was invested in mortgages and 23% was invested in preferred stock in such high quality names as Citigroup, McDonald's, Merrill Lynch and Paine Webber.

                                LOOKING FORWARD

Bonds offer good long-term value based on several factors:

  1. With inflation still below 2%, real returns on bonds are in excess of 4%.

  2. Bonds are approaching valuation levels last seen in 1994 and 1997, years just prior to periods of strong bond returns.

  3. Bond market bullish sentiment is low, also approaching levels last seen in 1994 and 1988, years that preceded periods of strong bond returns.

  The risk for bonds is that the economy will stay strong and inflation will creep higher, despite the Federal Reserve Board's 25 basis point tightening on June 30, 1999. Clearly, inflation has moved up this year, but we do not expect it to accelerate significantly from here. Likewise, bond yields could rise to 6.25%, but we believe that they should stabilize once near that level.

  Our portfolios have slightly underperformed their benchmarks for the six-month period ended May 31, 1999, but significantly outperformed for the entire year of 1998 as rates declined. We continue to maintain a longer than average maturity in the portfolios because we believe that bonds offer good value at current yields.

                         SG COWEN LARGE CAP VALUE FUND
                           FINALLY, A RETURN TO VALUE

After a three-year preference for growth, investors turned to value with a vengeance in early April after economic data showed that the U.S. economy was stronger than expected and that Asia was stabilizing. These two economic factors, along with a rebound in the price of oil, dramatically improved the outlook of the manufacturing and energy sectors.

                                  PERFORMANCE

For the six months ended May 31, 1999, the total cumulative return for the Class A shares was 17.39%. In contrast, the unmanaged Russell 1000 Value Index generated a total return of 13.42% for the same period, while the Standard & Poor's 500 Index was up 12.61%. The Fund's Class B and Class I shares returned 17.04% and 17.51%, respectively, for the fiscal period.

  The number one contributor to performance was the rebound in energy prices, which caused oil service companies in the portfolio to surge in price. The second contributor to performance was our strong weighting in the economically cyclical industrial sector. Third, our light exposure to poorly performing consumer noncylicals, particularly pharmaceutical stocks, was a benefit to our relative performance against the benchmarks. Fourth, an overweight in the utility sector has been helpful in recent months, as that industry has continued to consolidate. Finally, a number of companies in the portfolio were acquired by larger players in the same industry.

  A negative factor was our modest exposure to raw commodity companies, such as paper and metals, which performed very well during the first half of 1999. The stock prices for commodities moved up very quickly to fair value, at which point we passed on them. In contrast, we believed that the oil service companies were still very depressed relative to where we thought they could be 12-18 months out.

  The following stocks were noteworthy for their strong performance:

  1. Noble Drilling, which provides offshore drilling and engineering services for the oil & gas industry, nearly doubled in price during the six-month period. However, we believe that the company's earnings potential and stock price appreciation have yet to be realized, particularly if oil prices remain at $17 to $18 per barrel.

  2. Nine West, the nation's largest retailer of women's shoes, doubled in price when Jones of New York, a women's apparel company, purchased it. We saw value in Nine West's large distribution network, as well as the possibility that the company would be acquired if the asset value underlying the stock price wasn't realized by current management.

  3. Honeywell, a major electronics supplier to Boeing, was selling in the low 60s in early 1999 when the Asia economic crisis appeared to be choking off aircraft sales. We purchased the company because our research indicated that the stock had been depressed far out of proportion to its exposure to aerospace. Later in the period, we sold the stock at 103 prior to an announced merger with AlliedSignal.

  While we could not have predicted an end to the Asian crisis, we believed that our downside risk with Honeywell was minimal at the price we were paying for the stock, while the upside was substantial. Our view was that Honeywell was a very well-managed company with many excellent business niches such as the U.S. construction industry. On the other hand, we decided that we would stay away from basic commodity companies more directly dependent on foreign economic activity, since we didn't know how long Asia would be in distress.

  One company in the portfolio that should have benefited from Asia's improving outlook was Lockheed Martin, a leading aerospace/defense company. However, the stock has been under pressure since the company reported disappointing earnings due to problems in its satellite division. We will continue to monitor the company's ability to improve its percentage of successful launches, as well as the debate over the nation's level of defense spending.

                                LOOKING FORWARD

The Fund invests in large-capitalization stocks that are statistically cheap on a price/book value, price/sales, price/cash flow and price/earnings basis. In addition, we look for inexpensive stocks in which there are near-term catalysts that would return the stock price to a more normal level.

  Over a 20 to 30 year period, the stock market performance of the growth and value styles tend to track closely. When one style gets extended, then there's usually an adjustment, a leveling mechanism in the market that tends to even out the two styles.

  Even though such a leveling mechanism was set in motion in April, we believe that the portfolio's valuation characteristics remain favorable compared to the S&P 500 Index. For example, on May 31, 1999, the Fund's P/E ratio on expected calendar year 1999 earnings was 18.0 compared to the S&P 500, which was 24.5. The portfolio's price/book value ratio was about 2.2 compared to 4.9 for the S&P 500 Index, and the portfolio's dividend yield was 1.9% compared to 1.3% for the S&P 500 Index.

  As value investors, we do not rely heavily on macroeconomic forecasts. However, we believe that we will be amply rewarded over the long-term if we consistently accumulate positions in stocks representing good value.

                      SG COWEN INCOME + GROWTH FUND, INC.

                            STATEMENT OF INVESTMENTS

                                  MAY 31, 1999

                                  (UNAUDITED)

  SHARES                   DESCRIPTION                    VALUE

             COMMON STOCKS
             AEROSPACE-DEFENSE - 1.5%
    18,000   Lockheed Martin Corp.                     $   727,875
                                                       ------------
             CHEMICALS - 6.9%
    12,000   Du Pont (E.I.) De Nemour                      785,250
    40,000   Lubrizol Corp.                              1,100,000
   100,000   RPM, Inc./Ohio                              1,387,500
                                                       ------------
                                                         3,272,750
                                                       ------------
             CONSUMER PRODUCTS - 1.9%
    22,000   Newell Rubbermaid, Inc.                       891,000
                                                       ------------

             DIVERSIFIED MANUFACTURING - 4.7%
    19,000   Allied Signal, Inc.                         1,103,188
    55,000   Engelhard Corp.                             1,113,750
                                                       ------------
                                                         2,216,938
                                                       ------------
             ENERGY - 19.6%
    27,000   Anadarko Petroleum Corp.                    1,012,500
    39,000   Apache Corp.                                1,404,000
    20,000   Baker Hughes, Inc.                            622,500
    33,000   Coastal Corp.                               1,272,563
    12,000   Murphy Oil Corp.                              588,750
    16,000   Schlumberger Ltd                              963,000
    20,000   Texaco, Inc.                                1,310,000
    40,000   Tidewater, Inc.                             1,022,500
    38,000   Union Pacific Resources                       529,625
    40,000   Western Gas Resources, Inc.                   520,000
                                                       ------------
                                                         9,245,438
                                                       ------------
             FINANCIAL SERVICES - 12.3%
     8,000   Banc One Corp.                                452,500
    14,000   Bank of America Corp.                         905,625
    40,000   First Security Corp. of Delaware              757,500
    30,000   Mellon Bank Corp.                           1,070,625
    50,000   North Fork Bancorp.                         1,065,625
    30,000   Ohio Casualty Corp.                         1,141,875
    50,000   Republic Security Financial Corp.             418,750
                                                       ------------
                                                         5,812,500
                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN INCOME + GROWTH FUND, INC.

                                  MAY 31, 1999

                                  (UNAUDITED)

  SHARES                   DESCRIPTION                    VALUE
             FOOD - 7.3%
    19,000   Campbell Soup Co.                         $   838,375
    37,000   Dean Foods Co.                              1,387,500
    55,000   Interstate Bakeries                         1,203,125
                                                       ------------
                                                         3,429,000
                                                       ------------
             PHARMACEUTICALS/HEALTH CARE - 4.9%
    14,000   Bristol-Myers Squibb Co.                      960,750
    11,000   Pharmacia & Upjohn, Inc.                      609,812
    16,000   Schering-Plough Corp.                         721,000
                                                       ------------
                                                         2,291,562
                                                       ------------
             REAL ESTATE INVESTMENT TRUSTS - 9.6%
    20,000   Hospitality Properties Trust                  542,500
    14,000   Kimco Realty Corp.                            559,125
    48,000   New Plan Excel Realty Investment Trust        960,000
   125,000   United Dominion Realty Trust                1,382,812
    35,000   Washington Real Estate Investment Trust       621,250
    11,000   Weingarten Realty Investment Trust            462,000
                                                       ------------
                                                         4,527,687
                                                       ------------
             RETAIL - 4.1%
    21,000   J.C. Penney Corp.                           1,085,438
    18,000   Sears Roebuck & Co.                           860,625
                                                       ------------
                                                         1,946,063
                                                       ------------
             STEEL - 3.7%
    33,000   Allegheny Teledyne, Inc.                      674,438
    39,000   USX-US Steel Group, Inc.                    1,050,563
                                                       ------------
                                                         1,725,001
                                                       ------------
             TELEPHONE/COMMUNICATIONS - 2.3%
    17,000   GTE Corp.                                   1,072,063
                                                       ------------
             TOBACCO - 5.1%
    30,000   Phillip Morris Co's, Inc.                   1,156,875
    40,000   RJR Nabisco Holdings Corp.                  1,237,500
                                                       ------------
                                                         2,394,375
                                                       ------------
             TRANSPORTATION - 1.4%
    20,000   Norfolk Southern Corp.                        655,000
                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN INCOME + GROWTH FUND, INC.

                                  MAY 31, 1999

                                  (UNAUDITED)

  SHARES                   DESCRIPTION                    VALUE
             UTILITIES - 14.7%
    28,000   Cinergy Corp.                             $   955,500
    45,000   Illinova Corp.                              1,223,436
    55,000   K N Energy                                  1,179,063
    18,000   Keyspan Energy Corp.                          486,000
    49,000   MCN Energy                                    980,000
    25,000   New Century Energies, Inc.                  1,010,938
    45,000   Utilicorp United, Inc.                      1,122,186
                                                       ------------
                                                         6,957,123
                                                       ------------
             TOTAL INVESTMENTS
             (Cost $42,766,648)                        $47,164,375
                                                       ------------
                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                            STATEMENT OF INVESTMENTS

                                  MAY 31, 1999

                                  (UNAUDITED)

 SHARES                 DESCRIPTION                    VALUE

          COMMON STOCKS - 85.8% OF TOTAL PORTFOLIO
          AGRICULTURAL/FARM EQUIPMENT - 4.0%
 12,000   Agco Corp                                 $   139,500
 15,400   Agrium Inc.                                   138,600
  6,100   Case Corp.                                    286,700
 20,100   IMC Global                                    420,844
 26,100   New Holland NV                                389,869
  5,000   Potash Corp.                                  271,875
                                                    ------------
                                                      1,647,388
                                                    ------------
          BUILDING CONSTRUCTION - 1.2%
 15,800   Olin Corp                                     209,350
  3,400   Stanley Works                                 110,713
  4,700   Texas Industries                              170,963
                                                    ------------
                                                        491,026
                                                    ------------
          CONSUMER DISCRETIONARY - 2.5%
  9,300   Berlitz*                                      198,206
 11,500   Callaway Golf                                 189,031
 17,800   Reader's Digest                               651,925
                                                    ------------
                                                      1,039,162
                                                    ------------
          ENVIRONMENTAL - 2.7%
109,900   Calgon Corporation                            625,056
108,000   ICF Kaiser*                                    54,000
 29,025   Safety Kleen*                                 455,330
                                                    ------------
                                                      1,134,386
                                                    ------------
          FINANCIAL SERVICES - 1.6%
  4,500   Advanta Corp                                   77,906
  9,900   Alliance Bancorp                              241,931
  3,400   Allmerica Financial Corp                      199,113
  8,500   Motor Club America*                           102,531
  5,000   PBOC Holdings*                                 43,125
                                                    ------------
                                                        664,606
                                                    ------------
          HEALTH CARE SERVICES/HMOS - 6.0%
 42,600   Coventry Health Care*                         564,450
 43,600   Humana*                                       547,725
 25,000   Matria Healthcare*                            150,000

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                                  MAY 31, 1999

                                  (UNAUDITED)

 SHARES                 DESCRIPTION                    VALUE
          HEALTH CARE SERVICES/HMOS - (CONTINUED)
 91,400   MID Atlantic Medical*                     $   948,275
 29,400   Physician Reliance Network*                   264,600
                                                    ------------
                                                      2,475,050
                                                    ------------
          MEDICAL SUPPLIES/SERVICES - 0.8%
 10,700   Mentor Corp.                                  170,531
 11,800   Zoll Medical*                                 148,238
                                                    ------------
                                                        318,769
                                                    ------------
          METALS & MINING - 10.9%
  6,200   Asarco                                         99,588
 20,000   Ashanti Goldfields                            150,000
129,000   Battle Mountain Gold                          314,438
 20,700   Bethlehem Steel*                              172,069
 39,600   Birmingham Steel                              202,950
 24,800   Cambior                                        82,150
 29,600   Coeur D'Alene Mines                           123,950
 61,200   Cyprus Amax Minerals                          768,825
 10,000   Inco Ltd                                      142,500
 33,700   Hecla Mining Co*                               82,144
 50,600   Homestake Mining                              395,313
 44,800   Kaiser Aluminum*                              392,000
 99,064   Kinross Gold*                                 173,362
 41,800   LTV Steel                                     256,025
 14,400   National Steel                                109,800
 35,600   Newmont Mining                                634,125
 15,000   Placer Dome                                   166,875
 17,900   Teck Corp                                     126,924
 72,200   TVX Gold*                                      75,256
                                                    ------------
                                                      4,468,294
                                                    ------------
          OIL & GAS EQUIPMENT & SVCS - 16.4%
 20,200   BJ Services*                                  556,763
  8,000   Cabot Corp                                    143,000
 16,700   Global Industries*                            185,788
 50,700   Global Marine*                                712,969
 11,100   Hanover Compressor*                           308,025
 34,200   Marine Drilling*                              491,625

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                                  MAY 31, 1999

                                  (UNAUDITED)

 SHARES                 DESCRIPTION                    VALUE
          OIL & GAS EQUIPMENT & SVCS - (CONTINUED)
 22,700   Nabors*                                   $   454,000
 21,500   National Oilwell*                             259,344
 24,400   Newpark Resources*                            219,600
 18,600   Noble Drilling*                               337,125
 14,400   Offshore Logistics*                           162,900
 16,600   Petroleum Geo Services*                       267,675
 49,600   Pride Int'l*                                  517,700
  6,200   Rowan Companies*                              104,625
 14,500   Santa Fe International                        293,625
  5,000   Seitel*                                        79,063
 14,200   Smith Int'l*                                  614,150
  6,000   Transocean Offshore                           147,750
 20,800   Tuboscope Inc*                                278,200
  9,000   Ultramar Diamond Shamrock                     198,000
 21,800   UTI Energy*                                   313,375
  5,000   Veritas*                                       91,250
                                                    ------------
                                                      6,736,552
                                                    ------------
          OIL & GAS EXPLORATION - 19.2%
 26,400   Barrett Resources*                            892,650
 10,000   Basin Exploration*                            167,500
 38,400   Bellwether Exploration*                       180,000
 53,500   Canadian 88 Energy*                           205,106
 10,700   Devon Energy                                  371,825
122,899   EEX Corporation*                              837,256
 25,800   Forest Oil*                                   272,513
 29,100   HS Resources*                                 349,200
  5,000   Mitchell Energy                                80,625
 27,100   Nuevo Energy*                                 413,275
167,240   Ocean Energy*                               1,651,495
 32,800   Pioneer Natural Res                           356,700
 20,400   Precision Drilling*                           371,025
204,185   Santa Fe Snyder*                            1,735,573
  4,700   Titan Exploration*                             21,738
                                                    ------------
                                                      7,906,481
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                                  MAY 31, 1999

                                  (UNAUDITED)

 SHARES                 DESCRIPTION                    VALUE
          PAPER - 1.0%
  6,400   Boise Cascade                             $   253,600
  3,100   Bowater                                       159,650
                                                    ------------
                                                        413,250
                                                    ------------
          REAL ESTATE - 1.1%
  5,100   Felcor Lodging Trust                          115,706
 10,000   Hugoton Realty Trust                          101,875
  3,500   Storage USA                                   116,813
  6,000   Washington Real Estate                        106,500
                                                    ------------
                                                        440,894
                                                    ------------
          RESTAURANTS/FOOD PRODUCTS - 0.6%
 19,100   Tasty Baking                                  238,750
                                                    ------------
          RETAILERS - 3.7%
 20,200   Claires Stores                                590,850
 28,400   Michael Stores*                               759,700
 17,800   Stage Stores*                                  94,563
 16,100   The Sports Authority*                          80,500
                                                    ------------
                                                      1,525,613
                                                    ------------
          TECHNOLOGY/SOFTWARE - 1.7%
 20,400   Mentor Graphics*                              257,550
 12,700   Novell*                                       298,450
 21,800   Santa Cruz Operation*                         129,438
                                                    ------------
                                                        685,438
                                                    ------------
          TECHNOLOGY/HARDWARE - 5.9%
  7,400   Entrust*                                      156,325
 79,200   Oceaneering International*                  1,222,650
 48,200   Sequent Computer Systems*                     626,600
  6,800   Tektronix                                     157,675
 27,300   Tokheim*                                      269,588
                                                    ------------
                                                      2,432,838
                                                    ------------
          TELECOMMUNICATIONS - 0.2%
 25,000   SCC Communications*                            95,304
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                                  MAY 31, 1999

                                  (UNAUDITED)

 SHARES                 DESCRIPTION                    VALUE
          TRANSPORT/TRUCKING/SHIPBUILDING - 2.9%
  8,200   Kirby Corporation*                        $   154,775
 16,900   Newport News Shipbuilding                     464,750
 18,700   Stewart Stevenson                             205,700
 27,300   Transport Corp of America*                    365,138
                                                    ------------
                                                      1,190,363
                                                    ------------
          UTILITIES - 3.4%
 25,100   MCN Energy                                    502,000
 70,300   Western Gas Resourcess                        913,900
                                                    ------------
                                                      1,415,900
                                                    ------------
          TOTAL COMMON STOCKS
          (Cost $35,397,866)                        $35,320,064
                                                    ------------

PRINCIPAL
  AMOUNT
            SHORT TERM INVESTMENTS - 14.2%
            American Express Corp., 4.80%,
$1,500,000  06/02/1999                                $ 1,500,000
            Ford Motor Credit Corp., 4.81%,
$2,000,000  06/10/1999                                  2,000,000
            General Motors Acceptance Corp., 4.73%,
$1,500,000  06/04/1999                                  1,500,000
            Prudential Funding Corp., 4.83%,
$ 850,000   06/04/1999                                    850,000
                                                      ------------
            Total Short Term Investments
            (Cost $5,850,000)                         $ 5,850,000
                                                      ------------
            TOTAL INVESTMENTS
            (Cost $41,247,866)                        $41,170,064
                                                      ------------
                                                      ------------

-------------

  *  Non Income Producing Security

SEE NOTES TO FINANCIAL STATEMENTS

                      SG COWEN GOVERNMENT SECURITIES FUND

                            STATEMENT OF INVESTMENTS

                                  MAY 31, 1999
                                  (UNAUDITED)

PRINCIPAL                  DESCRIPTION                    VALUE
  AMOUNT
             MORTGAGE-BACKED SECURITIES - 42.2% OF
                TOTAL PORTFOLIO

             Federal Home Loan Mortgage Corporation
             (FHLMC) Certificates:
 $ 38,762    8.00%, 08/01/07                           $   39,842
   67,695    8.00%, 02/01/09                               69,814
  116,133    8.50%, 01/01/10                              121,136

             Federal National Mortgage Ass'n (FNMA)
             Certificates:
  211,076    11.00%, 04/01/05                             225,664
   63,380    9.00%, 02/01/15                               67,334

             Government National Mortgage Ass'n
             (GNMA) Certificates:
   15,581    8.00%, 05/15/02                               15,782
    3,665    10.00%, 04/15/16                               3,939
    2,944    10.00%, 07/15/17                               3,171
    2,496    10.00%, 11/15/17                               2,689
    4,027    9.00%, 05/15/21                                4,319
    6,240    9.50%, 11/15/21                                6,704
   24,981    9.50%, 03/20/25                               26,059
   73,076    8.00%, 05/15/25                               76,000
                                                       -----------
             Total Mortgage-Backed Securities             662,453
                                                       -----------
             U.S. TREASURY OBLIGATIONS - 57.8%
             U.S. Treasury Notes & Bonds
   50,000    5.00%, 04/30/01                               49,648
  100,000    5.50%, 03/31/03                               99,422
  200,000    4.25%, 11/15/03                              189,032
  200,000    5.625%, 02/15/06                             198,156
  150,000    5.50%, 02/15/08                              147,655
  200,000    6.00%, 02/15/26                              198,562
             U.S. Government Zero Coupon Strips
  100,000    0.00%, 02/15/21                               26,347
                                                       -----------
             Total U.S. Treasury Obligations              908,822
                                                       -----------
             TOTAL INVESTMENTS
             (Cost $1,583,918)                         $1,571,275
                                                       -----------
                                                       -----------

SEE NOTES TO FINANCIAL STATEMENTS

                    SG COWEN INTERMEDIATE FIXED INCOME FUND

                            STATEMENT OF INVESTMENTS

                                  MAY 31, 1999

                                  (UNAUDITED)

  SHARES                  DESCRIPTION                    VALUE

            CUMULATIVE PREFERRED STOCK - 22.7% OF
               TOTAL PORTFOLIO
   20,000   Citigroup Capital 6.850%, 01/22/38        $  495,000
    8,600   McDonalds Corp. 7.500%, 09/30/36             223,062
   20,000   Merrill Lynch TOPRS 7.750%, 12/31/36         528,750
            Paine Webber Group Capital Trust II,
   10,000   8.080%, 03/01/37                             252,500
                                                      -----------
            Total Cumulative Preferred Stock           1,499,312
                                                      -----------

PRINCIPAL
  AMOUNT
            MORTGAGE-BACKED SECURITIES - 22.9%

            Federal National Mortgage Ass'n (FNMA)
            Certificates:
$  78,201   9.000%, 02/01/02                              80,273
  558,306   7.000%, 01/01/08                             566,330
   51,962   9.000%, 05/01/09                              53,897
   64,479   9.500%, 03/01/10                              68,941
   90,353   7.500%, 09/01/10                              92,810
  235,662   7.500%, 04/01/11                             240,852
   21,185   9.000%, 04/01/15                              22,507
   58,548   9.500%, 07/01/22                              62,704

            Federal Home Loan Mortgage Corporation
            (FHLMC) Certificates:
  100,969   8.000%, 01/01/08                             104,129

            Government National Mortgage Ass'n
            (GNMA) Certificates:
   44,296   8.000%, 06/15/01                              44,867
   34,923   9.000%, 12/15/16                              37,543
   25,934   10.000%, 12/15/18                             27,943
   30,093   8.500%, 10/15/21                              31,852
   40,452   8.000%, 06/15/22                              42,184
   34,214   8.000%, 06/15/27                              35,551
                                                      -----------
            Total Mortgage-Backed Securities           1,512,383
                                                      -----------
            U.S. TREASURY OBLIGATIONS - 54.4%

            U.S. Treasury Notes & Bonds
  210,000   5.000%, 04/30/01                             208,524
  435,000   6.000%, 07/31/02                             439,893
  200,000   5.750%, 11/30/02                             200,624
  500,000   6.250%, 02/15/03                             509,610

SEE NOTES TO FINANCIAL STATEMENTS

                    SG COWEN INTERMEDIATE FIXED INCOME FUND

                                  MAY 31, 1999

                                  (UNAUDITED)

PRINCIPAL
  AMOUNT
            U.S. TREASURY NOTES & BONDS -
               (CONTINUED)
$ 400,000   5.750%, 08/15/03                          $  400,812
  650,000   5.875%, 11/15/05                             653,049
  500,000   5.625%, 02/15/06                             495,390
  400,000   6.500%, 10/15/06                             416,124
  270,000   5.500%, 02/15/08                             265,780
                                                      -----------
            Total U.S. Treasury Notes & Bonds          3,589,806
                                                      -----------
            TOTAL INVESTMENTS
            (Cost $6,553,843)                         $6,601,501
                                                      -----------
                                                      -----------

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                            STATEMENT OF INVESTMENTS

                                  MAY 31, 1999

  SHARES                   DESCRIPTION                    VALUE

             COMMON STOCK - 96.6% OF TOTAL PORTFOLIO
             AEROSPACE-DEFENSE - 2.4%
    7,700    Lockheed Martin Corporation               $   311,369
                                                       ------------
             AUTO PARTS & EQUIPMENT - 2.9%
    2,570    Dana Corp                                     132,676
   10,280    Meritor Automotive Inc                        250,575
                                                       ------------
                                                           383,251
                                                       ------------
             BANKS - 12.9%
    4,570    Banc One Corp                                 258,491
    6,880    Bank of America Corporation                   445,050
    7,730    BankBoston Corporation                        366,209
    8,570    Fleet Financial Group Inc                     352,441
    4,270    Keycorp                                       148,382
    1,880    National City Corp.                           124,432
                                                       ------------
                                                         1,695,005
                                                       ------------
             CHEMICALS - 1.8%
    1,700    Du Pont (E.I.) De Nemour                      111,244
    6,160    IMC Global Inc                                128,975
                                                       ------------
                                                           240,219
                                                       ------------
             ELECTRIC AND GAS UTILITIES - 8.6%
    9,950    Cinergy Corp                                  339,544
    3,150    CMS Energy Corp.                              146,475
    9,050    Constellation Energy Group                    282,247
    8,930    New Century Energies Inc                      361,107
                                                       ------------
                                                         1,129,373
                                                       ------------
             FINANCIAL (DIVERSIFIED) - 4.3%
    3,990    AMBAC Financial Group                         232,667
    4,970    MBIA Inc                                      339,513
                                                       ------------
                                                           572,180
                                                       ------------
             INSURANCE - 3.5%
    8,190    Allstate Corp                                 298,423
    5,288    Conseco, Inc.                                 161,614
                                                       ------------
                                                           460,037
                                                       ------------
             MANUFACTURING - 1.7%
    5,290    York International Corp                       223,172
                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                                  MAY 31, 1999

  SHARES                   DESCRIPTION                    VALUE
             MEDICAL - GENERIC DRUGS - 1.6%
    8,130    Mylan Laboratories                        $   206,299
                                                       ------------
             MORTGAGE LENDER - 2.9%
    5,520    Federal National Mortgage Association         375,365
                                                       ------------
             NATURAL GAS - 6.5%
    6,250    Consolidated Nat.Gas                          371,484
   13,180    MCN Energy Group Inc                          263,600
    6,100    Sonat Inc                                     216,169
                                                       ------------
                                                           851,253
                                                       ------------
             OIL (DOMESTIC & INTERNATIONAL) - 8.3%
    8,200    Burlington Resources                          352,087
   59,070    Ocean Energy *                                583,316
    2,890    Phillips Petroleum Co                         151,544
                                                       ------------
                                                         1,086,947
                                                       ------------
             OIL & GAS (DRILLING & EQUIP) - 17.4%
   11,920    Cooper Cameron Corp.*                         431,355
   31,560    Noble Drilling Corporation*                   572,025
   44,400    R & B Falcon Corporation*                     410,700
    3,770    Smith International*                          163,052
    5,340    Tidewater Inc.                                136,504
   16,960    Weatherford International*                    559,696
                                                       ------------
                                                         2,273,332
                                                       ------------
             RAILROADS - 0.9%
    2,410    CSX Corp                                      113,119
                                                       ------------
             RETAIL - 10.0%
    4,960    Federated Department Stores*                  270,320
    6,870    Nine West*                                    190,642
    7,130    Saks Inc.*                                    196,966
    6,830    Sears Roebuck & Co                            326,559
   13,860    Toys R Us Inc*                                319,646
                                                       ------------
                                                         1,304,133
                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                                  MAY 31, 1999

  SHARES                   DESCRIPTION                    VALUE
             TELEPHONE - 5.8%
    5,640    Bell Atlantic Corp                        $   308,790
    4,550    GTE Corp                                      286,934
    1,500    Sprint Corp                                   169,125
                                                       ------------
                                                           764,849
                                                       ------------
             TOBACCO - 5.1%
    9,650    Philip Morris Cos Inc                         372,128
    9,370    RJR Nabisco Hldgs Corp                        289,884
                                                       ------------
                                                           662,012
                                                       ------------
             Total Common Stocks
             (Cost $12,690,099)                        $12,651,915
                                                       ------------


PRINCIPAL
  AMOUNT
             SHORT TERM INVESTMENTS - 3.4%
             General Motors Acceptance Corp., 4.89%,
 $450,000    06/04/1999                                $   450,000
                                                       ------------
             Total Short Term Investments
             (Cost $450,000)                           $   450,000
                                                       ------------
             TOTAL INVESTMENTS
             (Cost $13,140,099)                        $13,101,915
                                                       ------------
                                                       ------------

-------------

  *  Non-income producing security

SEE NOTES TO FINANCIAL STATEMENTS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                  MAY 31, 1999

                                  (UNAUDITED)

                                  INCOME + GROWTH         OPPORTUNITY
                                       FUND                  FUND
ASSETS
  Investments in securities,
     at value -
     (Cost $42,766,648,
     $41,247,866, $1,583,918,
     $6,553,843 and
     $13,140,099, respectively
     - see statements)              $47,164,375           $41,170,064
  Cash                                  119,785               472,841
  Receivables:
    SG Cowen Securities
       Corporation                            -                     -
    Subscriptions to Common
       Stock                                  -                    30
    Investment Securities sold          250,549             1,008,071
    Dividends and interest              150,543                15,525
  Prepaid expenses                       17,507                21,602
  Deferred organization
     expenses -
     Note I (E)                               -                     -
                                -------------------   -------------------
      TOTAL ASSETS                   47,702,759            42,688,133
                                -------------------   -------------------

LIABILITIES
  Payables:
    SG Cowen Securities
       Corporation                       37,122                37,349
    Redemptions of Common
       Stock                            158,346                86,107
    Investment securities
       purchased                        354,620             1,191,599
    Dividends - Note I (C)                    -                     -
    Accrued expenses and other
       liabilities                       39,934                71,506
                                -------------------   -------------------
      TOTAL LIABILITIES                 590,022             1,386,561
                                -------------------   -------------------

NET ASSETS                          $47,112,737           $41,301,572
                                -------------------   -------------------
                                -------------------   -------------------
Net Assets consist of:
  Paid-in capital                   $39,747,722           $51,374,525
  Accumulated undistributed
     net investment income              202,719                     -
  Accumulated net realized
     gain (loss) on
     investments                      2,764,569            (9,995,151)
  Net unrealized appreciation
     (depreciation) on
     investments                      4,397,727               (77,802)
                                -------------------   -------------------

NET ASSETS                          $47,112,737           $41,301,572
                                -------------------   -------------------
                                -------------------   -------------------
Class A
  Net Assets                        $39,694,115           $21,624,355
  Outstanding shares of common
     stock, ($.001 par value)         3,268,056             1,812,368
  Net asset value per share         $     12.15           $     11.93
  Maximum offering price per
     share                          $     12.76           $     12.52
Class B
  Net assets                        $ 2,249,476           $ 5,245,825
  Outstanding shares of common
     stock, ($.001 par value)           186,584               464,085
  Net asset value per share         $     12.06           $     11.30
Class I
  Net assets                        $ 5,169,146           $14,431,392
  Outstanding shares of common
     stock, ($.001 par value)           423,774             1,184,068
  Net asset value per share         $     12.20           $     12.19

SEE NOTES TO FINANCIAL STATEMENTS

       GOVERNMENT        INTERMEDIATE FIXED         LARGE CAP
     SECURITIES FUND         INCOME FUND           VALUE FUND

       $ 1,571,275           $ 6,601,501           $13,101,915
             2,797                 9,151                45,044
             3,594                 1,611                     -
                 -                     -                     -
             8,924                 1,059                     -
            16,376                58,263                20,292
            13,021                13,004                33,366

                 -                     -                77,388
   -------------------   -------------------   -------------------
         1,615,987             6,684,589            13,278,005
   -------------------   -------------------   -------------------
                 -                     -                   998
                 -                49,392                     -
                 -                     -               130,739
             1,058                 3,731                     -
             5,372                10,196                15,347
   -------------------   -------------------   -------------------
             6,430                63,319               147,084
   -------------------   -------------------   -------------------

       $ 1,609,557           $ 6,621,270           $13,130,921
   -------------------   -------------------   -------------------
   -------------------   -------------------   -------------------
       $ 1,597,583           $ 6,630,740           $12,881,299
                 -                     -                20,638
            24,617               (57,128)              267,168

           (12,643)               47,658               (38,184)
   -------------------   -------------------   -------------------

       $ 1,609,557           $ 6,621,270           $13,130,921
   -------------------   -------------------   -------------------
   -------------------   -------------------   -------------------
       $ 1,459,882           $ 6,089,396           $11,297,830

           156,300               641,640             1,015,568
       $      9.34           $      9.49           $     11.12
       $      9.81           $      9.72           $     11.67
                 -           $   299,638           $   231,194

                 -                31,336                20,779
                 -           $      9.56           $     11.13
       $   149,675           $   232,236           $ 1,601,897

            15,850                24,558               143,962
       $      9.44           $      9.46           $     11.13

                            Statements of Operations

                         Six Months Ended May 31, 1999

                                  (Unaudited)

                                  INCOME + GROWTH         OPPORTUNITY
                                       FUND                  FUND
INVESTMENT INCOME
  Dividend Income                   $   891,833           $   117,526
  Interest Income                        13,656                28,448
                                -------------------   -------------------
     Total Income                       905,489               145,974
                                -------------------   -------------------
EXPENSES
  Investment management fee -
    Note 2(A)                           178,384               178,204
  Service fee - Class A - Note
    2(C)                                 49,956                25,983
  Service and Distribution
    fees - Class B - Note 2(C)           11,654                25,736
  Professional fees                      14,792                14,941
  Shareholder servicing fees
     Class A                             15,151                14,162
     Class B                              1,652                 4,290
     Class I                              1,271                 2,832
  Directors' fees and expenses
    - Note 2(D)                          12,702                12,631
  Federal and State
    registration fees                    15,958                15,297
  Prospectus and shareholders'
    reports                              10,688                19,673
  Custodian fees                          2,515                13,278
  Amortization of organization
    expenses - Note 1(E)                      -                     -
  Bookkeeping fees                            -                     -
  Miscellaneous                           2,193                 3,382
                                -------------------   -------------------
     Total Expenses                     316,916               330,409
     Less: Expenses waived and
        absorbed - Note 2(A,
        C, and D)                             -                     -
                                -------------------   -------------------
     Net Expenses                       316,916               330,409
                                -------------------   -------------------
Net Investment Income (Loss)            588,573              (184,435)
                                -------------------   -------------------
Realized and Unrealized Gain
  (Loss) on investments - Note
  3:
     Net realized gain (loss)
        on investments                3,085,719            (6,019,028)
     Net unrealized
        appreciation
        (depreciation) on
        investments                  (1,142,056)           12,527,209
                                -------------------   -------------------
Net Realized and Unrealized
  Gain (Loss) on Investments          1,943,663             6,508,181
                                -------------------   -------------------
Net Increase (Decrease) in Net
  Assets resulting from
  Operations                        $ 2,532,236           $ 6,323,746
                                -------------------   -------------------
                                -------------------   -------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                    GOVERNMENT           INTERMEDIATE            LARGE CAP
                                  SECURITIES FUND      FIXED INCOME FUND        VALUE FUND
INVESTMENT INCOME
  Dividend Income                    $       -             $  54,662             $  150,717
  Interest Income                       46,757               176,754                  3,560
                                    ----------            ----------             ----------
     Total Income                       46,757               231,416                154,277
                                    ----------            ----------             ----------
EXPENSES
  Investment management fee -
    Note 2(A)                            4,770                18,454                 46,692
  Service fee - Class A - Note
    2(C)                                 1,830                 8,366                 13,697
  Service and Distribution
    fees - Class B - Note 2(C)               -                   946                    940
  Professional fees                      8,608                 8,010                 10,982
  Shareholder servicing fees
     Class A                             1,262                 4,160                  7,262
     Class B                                 -                   399                    334
     Class I                               427                   408                    734
  Directors' fees and expenses
    - Note 2(D)                         12,020                12,020                 11,769
  Federal and State
    registration fees                   14,394                14,251                 19,028
  Prospectus and shareholders'
    reports                              3,232                 2,883                  6,945
  Custodian fees                           572                 3,540                      -
  Amortization of organization
    expenses - Note 1(E)                     -                     -                 10,563
  Bookkeeping fees                           -                     -                  7,572
  Miscellaneous                            166                   428                  1,168
                                    ----------            ----------             ----------
     Total Expenses                     47,281                73,865                137,686
     Less: Expenses waived and
        absorbed - Note 2(A,
        C, and D)                      (44,101)              (49,790)               (62,662)
                                    ----------            ----------             ----------
     Net Expenses                        3,180                24,075                 75,024
                                    ----------            ----------             ----------
Net Investment Income (Loss)            43,577               207,341                 79,253
                                    ----------            ----------             ----------
Realized and Unrealized Gain
  (Loss) on investments - Note
  3:
     Net realized gain (loss)
        on investments                  27,139                39,493                306,039
     Net unrealized
        appreciation
        (depreciation) on
        investments                   (102,711)             (268,011)             1,610,465
                                    ----------            ----------             ----------
Net Realized and Unrealized
  Gain (Loss) on Investments           (75,572)             (228,518)             1,916,504
                                    ----------            ----------             ----------
Net Increase (Decrease) in Net
  Assets resulting from
  Operations                         $ (31,995)            $ (21,177)            $1,995,757
                                    ----------            ----------             ----------
                                    ----------            ----------             ----------

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               INCOME + GROWTH FUND
                                                      ---------------------------------------
                                                       SIX MONTHS
                                                          ENDED                    YEAR
                                                         MAY 31,                   ENDED
                                                          1999                 NOVEMBER 30,
                                                       (UNAUDITED)                 1998
OPERATIONS:

  Net investment income                               $    588,573              $  1,389,104

  Net realized gain on investments                       3,085,719                 3,036,017

  Net unrealized (depreciation) on investments          (1,142,056)               (2,004,575)
                                                      -------------           ---------------

  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                           2,532,236                 2,420,546
                                                      -------------           ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                               (506,895)               (1,180,546)

    Class B                                                (19,173)                  (62,786)

    Class I                                                (74,344)                 (215,316)

  Net realized gains on investments

    Class A                                             (2,550,390)               (9,027,631)

    Class B                                               (150,275)                 (739,839)

    Class I                                               (334,097)               (1,694,332)
                                                      -------------           ---------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                   (3,635,174)              (12,920,450)
                                                      -------------           ---------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                629,093                 2,185,781

  Net asset value of shares issued in
    reinvestments of distributions                       3,474,446                12,156,461

  Cost of shares redeemed                               (9,161,250)              (20,874,108)
                                                      -------------           ---------------

  NET (DECREASE) IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                        (5,057,711)               (6,531,866)
                                                      -------------           ---------------

  TOTAL (DECREASE) IN NET ASSETS                        (6,160,649)              (17,031,770)
NET ASSETS:

  Beginning of period                                   53,273,386                70,305,156
                                                      -------------           ---------------

  End of period                                       $ 47,112,737              $ 53,273,386
                                                      -------------           ---------------
                                                      -------------           ---------------

  Undistributed net investment income                 $    202,719              $    214,558
                                                      -------------           ---------------
                                                      -------------           ---------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                             OPPORTUNITY FUND
                                                      -------------------------------
                                                       SIX MONTHS
                                                          ENDED             YEAR
                                                         MAY 31,            ENDED
                                                          1999          NOVEMBER 30,
                                                       (UNAUDITED)          1998
OPERATIONS:

  Net investment income (loss)                        $   (184,435)     $   (536,186)

  Net realized (loss) on investments                    (6,019,028)       (3,542,215)

  Net unrealized appreciation (depreciation) on
    investments                                         12,527,209       (17,068,140)
                                                      -------------     -------------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                      6,323,746       (21,146,541)
                                                      -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net realized gains on investments

    Class A                                                      -        (9,734,658)

    Class B                                                      -        (1,954,564)

    Class I                                                      -        (9,241,687)
                                                      -------------     -------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            -       (20,930,909)
                                                      -------------     -------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                              2,646,830        12,413,889

  Net asset value of shares issued in
    reinvestments of distributions                               -        20,168,020

  Cost of shares redeemed                              (20,861,522)      (55,694,070)
                                                      -------------     -------------

  NET (DECREASE) IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                       (18,214,692)      (23,112,161)
                                                      -------------     -------------

  TOTAL (DECREASE) IN NET ASSETS                       (11,890,946)      (65,189,611)
NET ASSETS:

  Beginning of period                                   53,192,518       118,382,129
                                                      -------------     -------------

  End of period                                       $ 41,301,572      $ 53,192,518
                                                      -------------     -------------
                                                      -------------     -------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                GOVERNMENT
                                                              SECURITIES FUND
                                                      -------------------------------
                                                       SIX MONTHS
                                                          ENDED             YEAR
                                                         MAY 31,            ENDED
                                                          1999          NOVEMBER 30,
                                                       (UNAUDITED)          1998
OPERATIONS:

  Net investment income                               $     43,577      $    146,315

  Net realized gain on investments                          27,139            38,276

  Net unrealized appreciation (depreciation) on
    investments                                           (102,711)           72,883
                                                      -------------     -------------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                        (31,995)          257,474
                                                      -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                                (40,110)         (142,150)

    Class I                                                 (3,467)           (4,165)

  Net realized gains on investments

    Class A                                                (37,726)          (10,775)

    Class I                                                 (3,070)             (197)
                                                      -------------     -------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      (84,373)         (157,287)
                                                      -------------     -------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                106,161           105,815

  Net asset value of shares issued in
    reinvestments of distributions                          73,717           144,861

  Cost of shares redeemed                                 (123,195)       (2,178,322)
                                                      -------------     -------------

  NET INCREASE (DECREASE) IN NET ASSETS FROM
    COMMON STOCK TRANSACTIONS                               56,683        (1,927,646)
                                                      -------------     -------------

  TOTAL (DECREASE) IN NET ASSETS                           (59,685)       (1,827,459)
NET ASSETS:

  Beginning of period                                    1,669,242         3,496,701
                                                      -------------     -------------

  End of period                                       $  1,609,557      $  1,669,242
                                                      -------------     -------------
                                                      -------------     -------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                            INTERMEDIATE FIXED
                                                                INCOME FUND
                                                      -------------------------------
                                                       SIX MONTHS
                                                          ENDED             YEAR
                                                         MAY 31,            ENDED
                                                          1999          NOVEMBER 30,
                                                       (UNAUDITED)          1998
OPERATIONS:

  Net investment income                               $    207,341      $    556,609

  Net realized gain on investments                          39,493           162,727

  Net unrealized appreciation (depreciation) on
    investments                                           (268,011)          179,663
                                                      -------------     -------------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                        (21,177)          898,999
                                                      -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                               (188,863)         (485,699)

    Class B                                                (10,430)          (30,785)

    Class I                                                 (9,124)          (40,125)
                                                      -------------     -------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     (208,417)         (556,609)
                                                      -------------     -------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                135,105           814,243

  Net asset value of shares issued in
    reinvestments of distributions                         173,566           469,619

  Cost of shares redeemed                               (2,156,415)       (3,599,456)
                                                      -------------     -------------

  NET (DECREASE) IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                        (1,877,744)       (2,315,594)
                                                      -------------     -------------

  TOTAL (DECREASE) IN NET ASSETS                        (2,077,338)       (1,973,204)
NET ASSETS:

  Beginning of period                                    8,698,608        10,671,812
                                                      -------------     -------------

  End of period                                       $  6,621,270      $  8,698,608
                                                      -------------     -------------
                                                      -------------     -------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                  LARGE CAP
                                                                 VALUE FUND
                                                      ---------------------------------
                                                                           PERIOD FROM
                                                                           JANUARY 2,
                                                                              1998
                                                                          (COMMENCEMENT
                                                        SIX MONTHS             OF
                                                           ENDED           OPERATIONS)
                                                          MAY 31,          TO NOVEMBER
                                                           1999                30,
                                                        (UNAUDITED)           1998
OPERATIONS:

  Net investment income                                 $     79,253      $    105,345

  Net realized gain (loss) on investments                    306,039           (38,871)

  Net unrealized appreciation (depreciation) on
    investments                                            1,610,465        (1,648,649)
                                                      ---------------     -------------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                        1,995,757        (1,582,175)
                                                      ---------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                                  (67,887)          (78,185)

    Class B                                                     (397)             (109)

    Class I                                                   (8,800)           (8,582)
                                                      ---------------     -------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        (77,084)          (86,876)
                                                      ---------------     -------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                  561,486        17,852,421

  Net asset value of shares issued in
    reinvestments of distributions                            76,810            86,029

  Cost of shares redeemed                                 (2,786,334)       (2,909,113)
                                                      ---------------     -------------

  NET INCREASE (DECREASE) IN NET ASSETS FROM
    COMMON STOCK TRANSACTIONS                             (2,148,038)       15,029,337
                                                      ---------------     -------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   (229,365)       13,360,286
NET ASSETS:

  Beginning of period                                     13,360,286                 -
                                                      ---------------     -------------

  End of period                                         $ 13,130,921      $ 13,360,286
                                                      ---------------     -------------
                                                      ---------------     -------------

  Undistributed net investment income                   $     20,638      $     18,469
                                                      ---------------     -------------
                                                      ---------------     -------------

SEE NOTES TO FINANCIAL STATEMENTS

                                 SG COWEN FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES: SG Cowen Income + Growth Fund, Inc. ("CIG"), SG Cowen Funds, Inc. and SG Cowen Series Funds, Inc. (collectively "the Funds") are registered under the Investment Company Act of 1940 ("Act") as diversified open-end management companies. SG Cowen Funds, Inc. operates as a series company currently issuing common stock representing its portfolios designated as the SG Cowen Intermediate Fixed Income Fund ("CIFIF"), SG Cowen Government Securities Fund ("CGSF"), and SG Cowen Opportunity Fund ("COF"). SG Cowen Series Funds, Inc. operates as a series company currently issuing common stock representing its portfolio designated as the SG Cowen Large Cap Value Fund ("LgCapValue"). Until July 1, 1998, Cowen & Co. ("Cowen") served as investment manager and principal underwriter to the above-referenced Funds (the "Funds"). On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation ("SGSC"), a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation ("SG Cowen"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen has served as the new investment manager to the Funds, with the existing investment management personnel of SG Cowen continuing to provide investment management services to the Funds, and Funds Distributor Inc. has served as the new principal underwriter to the Funds. SG Cowen is also a selected dealer of the Funds' shares. Additionally, effective as of July 1, 1998, the names of the Funds have been changed, as indicated above, in order to reflect the Funds' new management by SG Cowen. These combined financial statements together with the notes thereto, consist of CIG, COF, CIFIF, CGSF and LgCapValue. The Funds' financial statements are prepared in accordance with generally accepted accounting principals which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

  (A) PORTFOLIO VALUATION: Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Short-term investments are carried at amortized cost, which approximates value.

  (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

  (C) DIVIDENDS TO SHAREHOLDERS: Dividends for CIG, COF, and LgCapValue are recorded on the ex-dividend date. Dividends for CGSF and CIFIF are earned on settled shares daily and paid monthly. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of each Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

  At November 30, 1998, COF, CIFIF and LgCapValue had unused capital loss carryovers of approximately $2,200,000, $97,000 and $39,000,

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 1 - (CONTINUED)

respectively, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire in fiscal 2006, 2005 and 2006, respectively.

  (E) DEFERRED ORGANIZATION EXPENSES: Organization expenses paid by LgCapValue are being amortized to operations from January 2, 1998, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. In the event that any of the initial shares purchased by SG Cowen in connection with the organization of the Fund are redeemed by any holder thereof prior to the amortization of such expenses, redemption proceeds will be reduced by a pro rata portion of any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time or redemption.

  (F) Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of May 31, 1999, COF reclassified $184,435 from accumulated undistributed net investment loss to paid-in capital. Net investment loss, net realized gains, and net assets were not affected by this change.

  (G) OPTIONS TRANSACTIONS: When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

NOTE 2 - INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES: (A) INVESTMENT MANAGEMENT FEE: Fees paid by the Funds to SG Cowen pursuant to the provisions of Investment Management Agreements ("Agreements") are payable monthly, based on an annual rate of .75%, .90%, .50%, .60% and .75% for CIG, COF, CIFIF, CGSF and LgCapValue, respectively, of the average daily value of each Fund's net assets. SG Cowen has voluntarily reimbursed the CIG's expenses in an amount equal to an annual rate of .14% from December 1, 1996 through March 31, 1998, of the average daily value of its net assets, and the COF's expenses in an amount equal to an annual rate of .13% from December 1, 1996 through March 31, 1997 and .03% from April 1, 1997 through March 31, 1998.

  With respect to LgCapValue, SG Cowen has voluntarily reimbursed all expenses, other than Investment Management Fee and distribution fees, in excess of .22% of the average daily value of its net assets since its inception.

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 2 - (CONTINUED)

  With respect to CGSF and CIFIF, SG Cowen has voluntarily waived its Investment Management Fee for the period from December 1, 1996 through May 31, 1999. With respect to CGSF, SG Cowen is voluntarily absorbing all other expenses, except for .40% of other expenses and .50% of the Class B distribution fee. With respect to CIFIF, SG Cowen is voluntarily absorbing all other expenses, except for .40% of other expenses and its service and distribution fees. The directors fees are being waived by directors of both Funds.

  SG Cowen has agreed to maintain these fee and expense reimbursement arrangements for each Fund through March 31, 2000 (see "Shareholder Servicing and Distribution Plan" later in this note).

  (B) In acting as a selected dealer during the six months ended May 31, 1999, SG Cowen earned $2,093, $3,232, $832, $77 and $1,697 of commissions on sales of the shares of CIG, COF, CGSF, CIFIF and LgCapValue, respectively.

  (C) SHAREHOLDER SERVICING AND DISTRIBUTION PLANS (THE "PLAN"): SG Cowen (until June 30, 1998 and Funds Distributor Inc. after that date) is paid monthly fees by each of the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly-service fee, authorized pursuant to the Plan adopted by each of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid to persons who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

  In addition, pursuant to the Plan, the Funds pay to SG Cowen (until June 30, 1998 and Funds Distributor, Inc. after that date) a monthly distribution fee at the annual rate of .75% for CIG, COF, CGSF and Large Cap Value and of .25% for CIFIF of the Funds' average daily net assets attributable to Class B shares. The distribution fee is used to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with SG Cowen Funds in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

  Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by SG Cowen, and the payments may exceed expenses actually incurred by SG Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by SG Cowen and amounts it receives under the Plan.

  (D) Directors who are not officers, directors, partners, stockholders or employees of SG Cowen or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting attended and $375 for each audit committee meeting attended and reimbursement for travel and out-of-pocket expenses;

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 2 - (CONTINUED)

however the Directors have agreed to waive their fees from CGSF and CIFIF until such time as SG Cowen ceases to waive its Investment Management Fee.

NOTE 3 - SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1999, was as follows:

                     CIG            COF          CGSF
--------------------------------------------------------
Purchases       $  21,837,844  $  24,311,872  $  829,716

--------------------------------------------------------
Sales           $  24,571,850  $  48,551,491  $  742,629
--------------------------------------------------------

                        CIFIF         LGCAP VALUE
----------------------------------------------------
Purchases            $    788,772    $   2,113,232

----------------------------------------------------
Sales                $  2,495,904    $   3,973,383
----------------------------------------------------

  At May 31, 1999, the cost of investments for Federal tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments), except that due to wash sale transactions, the cost of investments for COF was approximately $43,016,998.

  At May 31, 1999, accumulated net unrealized appreciation (depreciation) on investments was as follows:

                        CIG            COF         CGSF
----------------------------------------------------------
Gross Unrealized
 Appreciation       $  5,818,283  $   4,800,386  $   6,132
Gross Unrealized
 Depreciation          1,420,556      4,878,188     18,775

----------------------------------------------------------
Net                 $  4,397,727  $     (77,802) $ (12,643)
----------------------------------------------------------

                          CIFIF       LGCAP VALUE
----------------------------------------------------
Gross Unrealized
 Appreciation           $  83,216    $   1,081,677
Gross Unrealized
 Depreciation              35,558        1,119,861

----------------------------------------------------
Net                     $  47,658    $     (38,184)
----------------------------------------------------

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 4 - COMMON STOCK TRANSACTIONS: At May 31, 1999, there were authorized 250 million shares, $.001 par value, of each class of each Fund's Common Stock.

  Transactions in the Funds' Common Stock were as follows:

SG COWEN INCOME + GROWTH FUND, INC.

                                                          SIX MONTHS ENDED MAY 31, 1999
                                   ----------------------------------------------------------------------------
                                           CLASS A                   CLASS B                   CLASS I
                                   ------------------------  ------------------------  ------------------------
                                     SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                   -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                            10,344   $   117,611       2,210    $  25,286       42,729   $   486,197
Dividends Reinvested                  257,651     2,916,202      14,508      163,212       34,779       395,032
                                   -----------  -----------  -----------  -----------  -----------  -----------
                                      267,995     3,033,813      16,718      188,498       77,508       881,229
Shares Redeemed                      (619,009)   (7,063,054)    (51,492)    (586,082)    (131,717)   (1,512,114)
                                   -----------  -----------  -----------  -----------  -----------  -----------
Net (Decrease)                       (351,014)  $(4,029,241)    (34,774)   $(397,584)     (54,209)  $  (630,885)
                                   -----------  -----------  -----------  -----------  -----------  -----------
                                   -----------  -----------  -----------  -----------  -----------  -----------

                                                       YEAR ENDED NOVEMBER 30, 1998
                               -----------------------------------------------------------------------------
                                        CLASS A                   CLASS B                   CLASS I
                               -------------------------  ------------------------  ------------------------
                                 SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                               -----------  ------------  -----------  -----------  -----------  -----------
Shares Sold                         66,898  $    842,445      11,942   $   148,973      95,443   $ 1,194,363
Dividends Reinvested               797,851     9,628,793      64,869       778,531     144,276     1,749,137
                               -----------  ------------  -----------  -----------  -----------  -----------
                                   864,749    10,471,238      76,811       927,504     239,719     2,943,500
Shares Redeemed                 (1,051,071)  (12,860,553)   (165,009)   (2,038,404)   (476,482)   (5,975,151)
                               -----------  ------------  -----------  -----------  -----------  -----------
Net (Decrease)                    (186,322) $ (2,389,315)    (88,198)  $(1,110,900)   (236,763)  $(3,031,651)
                               -----------  ------------  -----------  -----------  -----------  -----------
                               -----------  ------------  -----------  -----------  -----------  -----------

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 4 - (CONTINUED)

SG COWEN OPPORTUNITY FUND

                                                         SIX MONTHS ENDED MAY 31, 1999
                                  ----------------------------------------------------------------------------
                                          CLASS A                   CLASS B                   CLASS I
                                  ------------------------  ------------------------  ------------------------
                                    SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                  -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                           12,238   $   125,310         554   $     6,086     241,805   $ 2,515,435
Dividends Reinvested                       -             -           -             -           -             -
                                  -----------  -----------  -----------  -----------  -----------  -----------
                                      12,238       125,310         554         6,086     241,805     2,515,435
Shares Redeemed                     (984,480)   (9,845,953)   (181,527)   (1,679,041)   (917,560)   (9,336,534)
                                  -----------  -----------  -----------  -----------  -----------  -----------
Net (Decrease)                      (972,242)  $(9,720,643)   (180,973)  ($1,672,955)   (675,755)  ($6,821,099)
                                  -----------  -----------  -----------  -----------  -----------  -----------
                                  -----------  -----------  -----------  -----------  -----------  -----------

                                                     YEAR ENDED NOVEMBER 30, 1998
                            ------------------------------------------------------------------------------
                                     CLASS A                   CLASS B                    CLASS I
                            -------------------------  ------------------------  -------------------------
                              SHARES        AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                            -----------  ------------  -----------  -----------  -----------  ------------
Shares Sold                     105,810  $  1,273,618      25,685   $   318,364      823,633  $ 10,821,907
Dividends Reinvested            715,467     9,107,891     155,170     1,893,068      708,428     9,167,061
                            -----------  ------------  -----------  -----------  -----------  ------------
                                821,277    10,381,509     180,855     2,211,432    1,532,061    19,988,968
Shares Redeemed              (1,364,015)  (16,830,066)   (203,541)   (2,378,860)  (2,844,314)  (36,485,144)
                            -----------  ------------  -----------  -----------  -----------  ------------
Net (Decrease)                 (542,738) $ (6,448,557)    (22,686)  $  (167,428)  (1,312,253) $(16,496,176)
                            -----------  ------------  -----------  -----------  -----------  ------------
                            -----------  ------------  -----------  -----------  -----------  ------------

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 4 - (CONTINUED)

SG COWEN GOVERNMENT SECURITIES FUND

                                                           SIX MONTHS ENDED MAY 31, 1999
                                    ----------------------------------------------------------------------------
                                            CLASS A                   CLASS B                   CLASS I
                                    ------------------------  ------------------------  ------------------------
                                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                    -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                              6,105    $  58,285            -            -        4,981    $  47,874
Dividends Reinvested                     7,094       68,698            -            -          513        5,019
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                        13,199      126,983            -            -        5,494       52,893
Shares Redeemed                        (10,632)    (102,091)           -            -       (2,146)     (21,104)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net Increase                             2,567    $  24,892            -            -        3,348    $  31,789
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------  -----------  -----------

                                                            YEAR ENDED NOVEMBER 30, 1998
                                    ----------------------------------------------------------------------------
                                            CLASS A                   CLASS B                   CLASS I
                                    ------------------------  ------------------------  ------------------------
                                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                    -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                              4,447   $    43,248           -            -        6,269    $  62,567
Dividends Reinvested                    14,460       140,506           -            -          439        4,355
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                        18,907       183,754           -            -        6,708       66,922
Shares Redeemed                       (223,565)   (2,171,094)          -            -         (742)      (7,228)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net Increase (Decrease)               (204,658)  $(1,987,340)          -            -        5,966    $  59,694
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------  -----------  -----------

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 4 - (CONTINUED)

SG COWEN INTERMEDIATE FIXED INCOME FUND

                                                           SIX MONTHS ENDED MAY 31, 1999
                                    ----------------------------------------------------------------------------
                                            CLASS A                   CLASS B                   CLASS I
                                    ------------------------  ------------------------  ------------------------
                                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                    -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                              9,958   $    96,854           -            -        3,993    $  38,251
Dividends Reinvested                    16,232       156,641         884    $   8,593          865        8,332
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                        26,190       253,495         884        8,593        4,858       46,583
Shares Redeemed                       (167,480)   (1,626,095)    (29,426)    (288,513)     (25,047)    (241,807)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net (Decrease)                        (141,290)  $(1,372,600)    (28,542)   $(279,920)     (20,189)   $(195,224)
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------  -----------  -----------

                                                            YEAR ENDED NOVEMBER 30, 1998
                                    ----------------------------------------------------------------------------
                                            CLASS A                   CLASS B                   CLASS I
                                    ------------------------  ------------------------  ------------------------
                                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                    -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                             62,313   $   596,958       9,711    $  93,993       13,024    $ 123,292
Dividends Reinvested                    43,194       415,034       1,781       17,249        3,905       37,336
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                       105,507     1,011,992      11,492      111,242       16,929      160,628
Shares Redeemed                       (308,574)   (2,985,623)    (17,594)    (168,968)     (46,397)    (444,865)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net (Decrease)                        (203,067)  $(1,973,631)     (6,102)   $ (57,726)     (29,468)   $(284,237)
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------  -----------  -----------

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 4 - (CONTINUED)

SG COWEN LARGE CAP VALUE FUND

                                                           SIX MONTHS ENDED MAY 31, 1999
                                    ----------------------------------------------------------------------------
                                            CLASS A                   CLASS B                   CLASS I
                                    ------------------------  ------------------------  ------------------------
                                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                    -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                              7,126   $    71,242       3,541    $  32,116       46,684    $ 458,128
Dividends Reinvested                     7,049        67,615          41          396          915        8,799
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                        14,175       138,857       3,582       32,512       47,599      466,927
Shares Redeemed                       (261,907)   (2,552,089)          -            -      (24,490)    (234,246)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net Increase (Decrease)               (247,732)  $(2,413,232)      3,582    $  32,512       23,109    $ 232,681
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------  -----------  -----------

                                                         PERIOD ENDED NOVEMBER 30, 1998
                                  -----------------------------------------------------------------------------
                                           CLASS A                   CLASS B                   CLASS I
                                  -------------------------  ------------------------  ------------------------
                                    SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                  -----------  ------------  -----------  -----------  -----------  -----------
Shares Sold                         1,506,814  $ 16,004,343      25,536    $ 260,462      152,955   $ 1,587,616
Dividends Reinvested                    8,038        77,339          12          109          880         8,581
                                  -----------  ------------  -----------  -----------  -----------  -----------
                                    1,514,852    16,081,682      25,548      260,571      153,835     1,596,197
Shares Redeemed                      (251,551)   (2,493,403)     (8,352)     (83,023)     (32,982)     (332,687)
                                  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase                        1,263,301  $ 13,588,279      17,196    $ 177,548      120,853   $ 1,263,510
                                  -----------  ------------  -----------  -----------  -----------  -----------
                                  -----------  ------------  -----------  -----------  -----------  -----------

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - FINANCIAL HIGHLIGHTS: Selected data for a share of Common Stock outstanding throughout each period:

                                                                 SG COWEN INCOME + GROWTH FUND, INC. - CLASS A
                                                    -----------------------------------------------------------------------
                                                                                                                     YEAR
                                                    SIX MONTHS                                           FOUR       ENDED
                                                       ENDED           YEAR ENDED NOVEMBER 30,          MONTHS     JULY 31,
                                                      MAY 31,     ----------------------------------    ENDED      --------
                                                       1999        1998     1997     1996     1995     11/30/94      1994
                                                    -----------   -------  -------  -------  -------  ----------   --------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 12.34     $ 14.55  $ 14.40  $ 13.19  $ 10.62  $ 11.06      $ 12.97
                                                    -----------   -------  -------  -------  -------  ----------   --------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                0.14        0.29     0.36     0.48     0.51     0.19         0.52
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           0.53        0.19     1.97     1.74     2.54    (0.50)       (0.44)
                                                    -----------   -------  -------  -------  -------  ----------   --------
  Net from Investment Operations                         0.67        0.48     2.33     2.22     3.05    (0.31)        0.08
                                                    -----------   -------  -------  -------  -------  ----------   --------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                  (0.14)      (0.30)   (0.36)   (0.52)   (0.48)   (0.13)       (0.52)
  Distributions from Net Realized Gains on
   Investments                                          (0.72)      (2.39)   (1.82)   (0.49)       -        -        (1.47)
                                                    -----------   -------  -------  -------  -------  ----------   --------
  Total Distributions                                   (0.86)      (2.69)   (2.18)   (1.01)   (0.48)   (0.13)       (1.99)
                                                    -----------   -------  -------  -------  -------  ----------   --------
NET ASSET VALUE
  End of Period                                       $ 12.15     $ 12.34  $ 14.55  $ 14.40  $ 13.19  $ 10.62      $ 11.06
                                                    -----------   -------  -------  -------  -------  ----------   --------
                                                    -----------   -------  -------  -------  -------  ----------   --------
Total Return(5)                                         11.96%(2)    3.98%   19.21%   17.86%   29.50%   (8.50)%(2)    0.28%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $39,694     $44,643  $55,383  $52,502  $49,298  $32,104      $34,722
  Ratio of Expenses to Average Net Assets                0.65%(3)    1.20%    1.21%    1.24%    1.31%    0.47%(3)     1.26%
  Ratio of Investment Income - Net to Average Net
   Assets                                                1.22%(3)    2.22%    2.65%    3.56%    4.29%    1.65%(3)     4.32%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                           -        0.05%    0.14%    0.15%    0.19%    0.07%(3)     0.04%
  Portfolio Turnover Rate                                  46%         62%      75%      79%      72%      31%          76%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                 SG COWEN INCOME + GROWTH FUND, INC. - CLASS B
                                                    -----------------------------------------------------------------------
                                                                                                                    PERIOD
                                                    SIX MONTHS                                           FOUR        FROM
                                                       ENDED           YEAR ENDED NOVEMBER 30,          MONTHS     5/17/94(4)
                                                      MAY 31,     ----------------------------------    ENDED      THROUGH
                                                       1999        1998     1997     1996     1995     11/30/94    7/31/94
                                                    -----------   -------  -------  -------  -------  ----------   --------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 12.24     $ 14.46  $ 14.31  $ 13.14  $ 10.58  $ 11.04      $ 10.85(1)
                                                    -----------   -------  -------  -------  -------  ----------   --------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                0.09        0.17     0.27     0.37     0.42     0.16         0.09
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           0.54        0.20     1.95     1.73     2.54    (0.50)        0.20
                                                    -----------   -------  -------  -------  -------  ----------   --------
  Net from Investment Operations                         0.63        0.37     2.22     2.10     2.96    (0.34)        0.29
                                                    -----------   -------  -------  -------  -------  ----------   --------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                  (0.09)      (0.20)   (0.25)   (0.44)   (0.40)   (0.12)       (0.10)
  Distributions from Net Realized Gains on
   Investments                                          (0.72)      (2.39)   (1.82)   (0.49)       -        -            -
                                                    -----------   -------  -------  -------  -------  ----------   --------
  Total Distributions                                   (0.81)      (2.59)   (2.07)   (0.93)   (0.40)   (0.12)       (0.10)
                                                    -----------   -------  -------  -------  -------  ----------   --------
NET ASSET VALUE
  End of Period                                       $ 12.06     $ 12.24  $ 14.46  $ 14.31  $ 13.14  $ 10.58      $ 11.04
                                                    -----------   -------  -------  -------  -------  ----------   --------
                                                    -----------   -------  -------  -------  -------  ----------   --------
Total Return(5)                                         11.28%(2)    3.11%   18.34%   16.89%   28.49%   (9.33)%(2)   13.19%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $ 2,249     $ 2,711  $ 4,478  $ 2,581  $ 1,453  $   280      $    56
  Ratio of Expenses to Average Net Assets                1.05%(3)    1.97%    1.99%    2.04%    2.07%    0.75%(3)     0.57%(3)
  Ratio of Investment Income - Net to Average Net
   Assets                                                0.82%(3)    1.43%    1.84%    2.76%    3.44%    1.31%(3)     0.45%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/ Waivers                          -        0.06%    0.14%    0.15%    0.19%    0.07%(3)     0.04%(3)
  Portfolio Turnover Rate                                  46%         62%      75%      79%      72%      31%          76%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                    SG COWEN INCOME + GROWTH FUND, INC. - CLASS I
                                                    -----------------------------------------------------------------------------
                                                     SIX MONTHS                                             FOUR      PERIOD FROM
                                                       ENDED             YEAR ENDED NOVEMBER 30,           MONTHS      5/9/94(4)
                                                      MAY 31,      ------------------------------------    ENDED        THROUGH
                                                        1999         1998      1997     1996     1995     11/30/94      7/31/94
                                                    ------------   --------   -------  -------  -------  ----------   -----------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 12.39      $ 14.61    $ 14.45  $ 13.23  $ 10.62   $11.06        $10.91(1)
                                                       ------      --------   -------  -------  -------  ----------   -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                0.17         0.35       0.41     0.58     0.52     0.20          0.10
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           0.52         0.16       1.97     1.69     2.59    (0.50)         0.16
                                                       ------      --------   -------  -------  -------  ----------   -----------
  Net from Investment Operations                         0.69         0.51       2.38     2.27     3.11    (0.30)         0.26
                                                       ------      --------   -------  -------  -------  ----------   -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                  (0.16)       (0.34)     (0.40)   (0.56)   (0.50)   (0.14)        (0.11)
  Distributions from Net Realized Gains on
   Investments                                          (0.72)       (2.39)     (1.82)   (0.49)       -        -             -
                                                       ------      --------   -------  -------  -------  ----------   -----------
  Total Distributions                                   (0.88)       (2.73)     (2.22)   (1.05)   (0.50)   (0.14)        (0.11)
                                                       ------      --------   -------  -------  -------  ----------   -----------
NET ASSET VALUE
  End of Period                                       $ 12.20      $ 12.39    $ 14.61  $ 14.45  $ 13.23   $10.62        $11.06
                                                       ------      --------   -------  -------  -------  ----------   -----------
                                                       ------      --------   -------  -------  -------  ----------   -----------
Total Return(5)                                         12.22%(2)     4.22%     19.57%   18.25%   29.99%   (8.37)%(2)    10.63%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $ 5,169      $ 5,920    $10,444  $11,733  $19,309   $6,029        $4,988
  Ratio of Expenses to Average Net Assets                0.51%(3)     0.91%      1.05%    0.90%    0.96%    0.40%(3)      0.28%(3)
  Ratio of Investment Income - Net to Average Net
   Assets                                                1.35%(3)     2.50%      2.98%    3.90%    4.66%    1.68%(3)      1.13%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                           -         0.06%      0.14%    0.16%    0.19%    0.07%(3)      0.05%(3)
  Portfolio Turnover Rate                                  46%          62%        75%      79%      72%      31%           76%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                    SG COWEN OPPORTUNITY FUND - CLASS A
                                                    -------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                     YEAR ENDED NOVEMBER 30,
                                                      MAY 31,      ----------------------------------------------------
                                                        1999         1998       1997       1996       1995       1994
                                                    ------------   --------   --------   --------   --------   --------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 10.05      $  16.47   $  16.61   $  13.13   $  12.98   $  16.06
                                                    ------------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net (6)                    (0.05)        (0.08)     (0.08)     (0.07)     (0.04)     (0.09)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           1.93         (3.40)      2.00       3.86       0.97       1.22
                                                    ------------   --------   --------   --------   --------   --------
  Net from Investment Operations                         1.88         (3.48)      1.92       3.79       0.93       1.13
                                                    ------------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      -             -          -          -          -          -
  Distributions from Net Realized Gains on
   Investments                                              -         (2.94)     (2.06)     (0.31)     (0.78)     (4.21)
                                                    ------------   --------   --------   --------   --------   --------
  Total Distributions                                       -         (2.94)     (2.06)     (0.31)     (0.78)     (4.21)
                                                    ------------   --------   --------   --------   --------   --------
NET ASSET VALUE
  End of Period                                       $ 11.93      $  10.05   $  16.47   $  16.61   $  13.13   $  12.98
                                                    ------------   --------   --------   --------   --------   --------
                                                    ------------   --------   --------   --------   --------   --------
Total Return(5)                                         37.41%(2)    (24.89)%    13.55%     29.63%      7.91%      9.53%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $21,624      $ 27,978   $ 54,809   $ 43,950   $ 38,724   $ 34,487
  Ratio of Expenses to Average Net Assets                0.83%(3)      1.46%      1.38%      1.39%      1.43%      1.47%
  Ratio of Investment Loss - Net to Average Net
   Assets                                               (0.47)%(3)    (0.67)%    (0.53)%    (0.46)%    (0.28)%    (0.66)%
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                           -          0.01%      0.06%      0.16%      0.22%      0.14%
  Portfolio Turnover Rate                                  60%          124%       159%       182%       148%       152%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                   SG COWEN OPPORTUNITY FUND - CLASS B
                                                    ------------------------------------------------------------------
                                                    SIX MONTHS                                             PERIOD FROM
                                                       ENDED             YEAR ENDED NOVEMBER 30,           5/17/94(4)
                                                      MAY 31,     --------------------------------------     THROUGH
                                                       1999        1998       1997      1996      1995      11/30/94
                                                    -----------   -------   --------   -------   -------   -----------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 9.55      $15.92    $  16.23   $12.93    $12.91      $12.18(1)
                                                    -----------   -------   --------   -------   -------   -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net(6)                    (0.08)      (0.18)      (0.20)   (0.18)    (0.14)      (0.09)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                          1.83       (3.25)       1.95     3.79      0.94        0.82
                                                    -----------   -------   --------   -------   -------   -----------
  Net from Investment Operations                        1.75       (3.43)       1.75     3.61      0.80        0.73
                                                    -----------   -------   --------   -------   -------   -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                     -           -           -        -         -           -
  Distributions from Net Realized Gains on
   Investments                                             -       (2.94)      (2.06)   (0.31)    (0.78)          -
                                                    -----------   -------   --------   -------   -------   -----------
  Total Distributions                                      -       (2.94)      (2.06)   (0.31)    (0.78)          -
                                                    -----------   -------   --------   -------   -------   -----------
NET ASSET VALUE
  End of Period                                       $11.30      $ 9.55    $  15.92   $16.23    $12.93      $12.91
                                                    -----------   -------   --------   -------   -------   -----------
                                                    -----------   -------   --------   -------   -------   -----------
Total Return(5)                                        36.65%(2)  (25.56)%     12.72%   28.67%     6.97%      11.04%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $5,246      $6,163    $ 10,629   $8,794    $6,455      $2,207
  Ratio of Expenses to Average Net Assets               1.21%(3)    2.26%       2.15%    2.17%     2.19%       1.32%(3)
  Ratio of Investment Loss - Net to Average Net
   Assets                                              (0.85%)(3)  (1.47%)     (1.31%)  (1.24%)   (1.06%)     (0.83%)(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                          -        0.01%       0.06%    0.16%     0.22%       0.12%(3)
  Portfolio Turnover Rate                                 60%        124%        159%     182%      148%        152%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                     SG COWEN OPPORTUNITY FUND - CLASS I
                                                    ----------------------------------------------------------------------
                                                     SIX MONTHS                                                PERIOD FROM
                                                       ENDED                YEAR ENDED NOVEMBER 30,             5/9/94(4)
                                                      MAY 31,      -----------------------------------------     THROUGH
                                                        1999         1998       1997       1996       1995      11/30/94
                                                    ------------   --------   --------   --------   --------   -----------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 10.24      $  16.69   $  16.77   $  13.20   $  12.99     $12.36(1)
                                                    ------------   --------   --------   --------   --------   -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net(6)                     (0.03)        (0.04)     (0.03)     (0.01)      0.01      (0.03)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           1.98         (3.47)      2.01       3.89       0.98       0.66
                                                    ------------   --------   --------   --------   --------   -----------
  Net from Investment Operations                         1.95         (3.51)      1.98       3.88       0.99       0.63
                                                    ------------   --------   --------   --------   --------   -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                      -             -          -          -          -          -
  Distributions from Net Realized Gains on
   Investments                                              -         (2.94)     (2.06)     (0.31)     (0.78)         -
                                                    ------------   --------   --------   --------   --------   -----------
  Total Distributions                                       -         (2.94)     (2.06)     (0.31)     (0.78)         -
                                                    ------------   --------   --------   --------   --------   -----------
NET ASSET VALUE
  End of Period                                       $ 12.19      $  10.24   $  16.69   $  16.77   $  13.20     $12.99
                                                    ------------   --------   --------   --------   --------   -----------
                                                    ------------   --------   --------   --------   --------   -----------
Total Return(5)                                         38.09%(2)    (24.71)%    13.82%     30.17%      8.40%      9.04%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $14,431      $ 19,051   $ 52,944   $ 40,369   $ 19,264     $8,151
  Ratio of Expenses to Average Net Assets                0.66%(3)      1.14%      1.02%      1.01%      1.03%      0.75%(3)
  Ratio of Investment Income (Loss) - Net Assets        (0.30)%(3)    (0.34)%    (0.19)%    (0.07)%     0.11%     (0.26)%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/ Waivers                          -          0.01%      0.06%      0.15%      0.22%      0.13%(3)
  Portfolio Turnover Rate                                  60%          124%       159%       182%       148%       152%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                          SG COWEN GOVERNMENT
                                                                       SECURITIES FUND - CLASS A
                                                    ----------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                    YEAR ENDED NOVEMBER 30,
                                                       MAY 31,       -----------------------------------------------
                                                         1999         1998      1997      1996      1995      1994
                                                    --------------   -------   -------   -------   -------   -------
                                                     (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                    $10.03      $ 9.58    $ 9.59    $ 9.83    $ 9.17    $10.11
                                                         ------      -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                  0.26        0.55      0.61      0.64      0.69      0.52
  Net Realized and Unrealized Gains (Losses) on
   Investments                                            (0.44)       0.48     (0.01)    (0.24)     0.66     (0.84)
                                                         ------      -------   -------   -------   -------   -------
  Net from Investment Operations                          (0.18)       1.03      0.60      0.40      1.35     (0.32)
                                                         ------      -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                    (0.26)      (0.55)    (0.61)    (0.64)    (0.69)    (0.56)
  Distributions from Net Realized Gains on
   Investments                                            (0.25)      (0.03)        -         -         -     (0.06)
                                                         ------      -------   -------   -------   -------   -------
  Total Distributions                                     (0.51)      (0.58)    (0.61)    (0.64)    (0.69)    (0.62)
                                                         ------      -------   -------   -------   -------   -------
NET ASSET VALUE
  End of Period                                          $ 9.34      $10.03    $ 9.58    $ 9.59    $ 9.83    $ 9.17
                                                         ------      -------   -------   -------   -------   -------
                                                         ------      -------   -------   -------   -------   -------
Total Return(5)                                           (3.88%)(2)  11.13%     6.55%     4.34%    15.23%    (3.24%)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                               $1,460      $1,542    $3,433    $2,631    $3,945    $  488
  Ratio of Expenses to Average Net Assets                  0.20%(3)    0.40%     0.40%     0.34%     0.22%        -
  Ratio of Investment Income - Net to Average Net
   Assets                                                  2.69%(3)    5.71%     6.47%     6.72%     7.08%     5.24%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived          0.43%(3)    0.85%     0.85%     0.85%     0.85%     0.78%
    Other Expenses Waived or Absorbed                      2.28%(3)    2.62%     2.70%     2.72%     3.63%    11.85%
  Portfolio Turnover Rate                                    47%         69%      184%      107%      289%      210%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                           SG COWEN GOVERNMENT
                                                                       SECURITIES FUND -- CLASS I
                                                    -----------------------------------------------------------------
                                                    SIX MONTHS                                            PERIOD FROM
                                                       ENDED             YEAR ENDED NOVEMBER 30,          7/11/94(4)
                                                      MAY 31,     -------------------------------------     THROUGH
                                                       1999        1998      1997      1996      1995      11/30/94
                                                    -----------   -------   -------   -------   -------   -----------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $10.15      $  9.70   $ 9.71    $ 9.94    $ 9.17       $ 9.45(1)
                                                    -----------   -------   -------   -------   -------   -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.26         0.56     0.62      0.65      0.70         0.22
  Net Realized and Unrealized Gains (Losses) on
   Investments                                         (0.46)        0.48    (0.01)    (0.23)     0.77        (0.28)
                                                    -----------   -------   -------   -------   -------   -----------
  Net from Investment Operations                       (0.20)        1.04     0.61      0.42      1.47        (0.06)
                                                    -----------   -------   -------   -------   -------   -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.26)       (0.56)   (0.62)    (0.65)    (0.70)       (0.22)
  Distributions from Net Realized Gains on
   Investments                                         (0.25)       (0.03)       -         -         -            -
                                                    -----------   -------   -------   -------   -------   -----------
  Total Distributions                                  (0.51)       (0.59)   (0.62)    (0.65)    (0.70)       (0.22)
                                                    -----------   -------   -------   -------   -------   -----------
NET ASSET VALUE
  End of Period                                       $ 9.44      $ 10.15   $ 9.70    $ 9.71    $ 9.94       $ 9.17
                                                    -----------   -------   -------   -------   -------   -----------
                                                    -----------   -------   -------   -------   -------   -----------
Total Return(5)                                        (4.19%)(2)   11.04%    6.55%     4.48%    16.52%       (1.57%)(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $  150      $   127   $   63    $   93    $   45       $   13
  Ratio of Expenses to Average Net Assets               0.20%(3)     0.40%    0.40%     0.36%     0.20%           -
  Ratio of Investment Income - Net to Average Net
   Assets                                               2.70%(3)     5.60%    6.49%     6.75%     7.12%        2.42%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fees Waived                   0.30%(3)     0.60%    0.60%     0.60%     0.60%        0.24%(3)
    Other Expenses Waived or Absorbed                   2.51%(3)     3.66%    3.06%     3.14%     5.14%        6.26%(3)
  Portfolio Turnover Rate                                 47%          69%     184%      107%      289%         210%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                          SG COWEN INTERMEDIATE
                                                                       FIXED INCOME FUND - CLASS A
                                                    ------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                    YEAR ENDED NOVEMBER 30,
                                                      MAY 31,     ----------------------------------------------------
                                                       1999         1998       1997       1996       1995       1994
                                                    -----------   --------   --------   --------   --------   --------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $ 9.80      $  9.47    $  9.47    $   9.71   $   9.12   $  9.95
                                                    -----------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.27         0.53       0.59        0.63       0.67      0.51
  Net Realized and Unrealized Gains (Losses) on
   Investments                                         (0.31)        0.33          -       (0.15)      0.59     (0.68)
                                                    -----------   --------   --------   --------   --------   --------
  Net from Investment Operations                       (0.04)        0.86       0.59        0.48       1.26     (0.17)
                                                    -----------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.27)       (0.53)     (0.59)      (0.63)     (0.67)    (0.53)
  Distributions from Net Realized Gains on
   Investments                                            --            -          -       (0.09)         -     (0.13)
                                                    -----------   --------   --------   --------   --------   --------
  Total Distributions                                  (0.27)       (0.53)     (0.59)      (0.72)     (0.67)    (0.66)
                                                    -----------   --------   --------   --------   --------   --------
NET ASSET VALUE
  End of Period                                       $ 9.49      $  9.80    $  9.47    $   9.47   $   9.71   $  9.12
                                                    -----------   --------   --------   --------   --------   --------
                                                    -----------   --------   --------   --------   --------   --------
Total Return(5)                                        (0.92)%(2)    9.38%      6.47%       5.21%     14.22%    (1.77)%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $6,089      $ 7,671    $ 9,341    $ 11,885   $ 14,667   $ 2,836
  Ratio of Expenses to Average Net Assets               0.32%(3)     0.65%      0.65%       0.59%      0.47%     0.12%
  Ratio of Investment Income - Net to Average Net
   Assets                                               2.75%(3)     5.58%      6.29%       6.61%      6.90%     5.41%
  Decrease Reflected on Above
   Ratios Due to:
    Investment Management and Service Fees Waived       0.25%(3)     0.50%      0.50%       0.50%      0.50%     0.63%
    Other Expenses Waived or Absorbed                   0.41%(3)     0.51%      0.60%       0.52%      0.86%     3.43%
  Portfolio Turnover Rate                                 11%          64%        92%        110%       264%      159%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                       SG COWEN INTERMEDIATE FIXED
                                                                          INCOME FUND - CLASS B
                                                    ------------------------------------------------------------------
                                                     SIX MONTHS                 YEAR ENDED                 PERIOD FROM
                                                       ENDED                   NOVEMBER 30,                7/12/94(4)
                                                      MAY 31,      -------------------------------------     THROUGH
                                                        1999        1998      1997      1996      1995      11/30/94
                                                    ------------   -------   -------   -------   -------   -----------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                  $9.87       $ 9.54    $ 9.54    $ 9.78    $ 9.17       $ 9.32(1)
                                                       -----       -------   -------   -------   -------   -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.26         0.51      0.53      0.61      0.65         0.20
  Net Realized and Unrealized Gains (Losses) on
   Investments                                         (0.31)        0.33         -     (0.15)     0.61        (0.15)
                                                       -----       -------   -------   -------   -------   -----------
  Net from Investment Operations                       (0.05)        0.84      0.53      0.46      1.26         0.05
                                                       -----       -------   -------   -------   -------   -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.26)       (0.51)    (0.53)    (0.61)    (0.65)       (0.20)
  Distributions from Net Realized Gains on
   Investments                                            --            -         -     (0.09)        -            -
                                                       -----       -------   -------   -------   -------   -----------
  Total Distributions                                  (0.26)       (0.51)    (0.53)    (0.70)    (0.65)       (0.20)
                                                       -----       -------   -------   -------   -------   -----------
NET ASSET VALUE
  End of Period                                        $9.56       $ 9.87    $ 9.54    $ 9.54    $ 9.78       $ 9.17
                                                       -----       -------   -------   -------   -------   -----------
                                                       -----       -------   -------   -------   -------   -----------
Total Return(5)                                        (1.11)%(2)    9.07%     6.21%     4.96%    14.12%        1.25%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $ 300       $  591    $  630    $  769    $  577       $  313
  Ratio of Expenses to Average Net Assets               0.45%(3)     0.90%     0.90%     0.85%     0.68%        0.19%(3)
  Ratio of Investment Income - Net to Average Net
   Assets                                               2.69%(3)     5.33%     6.03%     6.40%     6.79%        2.15%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management, Service and
     Distribution Fees Waived                           0.25%(3)     0.50%     0.50%     0.50%     0.50%        0.18%(3)
    Other Expenses Waived or Absorbed                   0.44%(3)     0.52%     0.54%     0.54%     0.46%        1.25%(3)
  Portfolio Turnover Rate                                 11%          64%       92%      110%      264%         159%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                       SG COWEN INTERMEDIATE FIXED
                                                                          INCOME FUND - CLASS I
                                                    -----------------------------------------------------------------
                                                    SIX MONTHS                 YEAR ENDED                 PERIOD FROM
                                                       ENDED                  NOVEMBER 30,                7/11/94(4)
                                                      MAY 31,     -------------------------------------     THROUGH
                                                       1999        1998      1997      1996      1995      11/30/94
                                                    -----------   -------   -------   -------   -------   -----------
                                                    (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                  $9.77      $ 9.44    $ 9.44    $  9.68   $  9.10      $9.34(1)
                                                    -----------   -------   -------   -------   -------   -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                               0.28        0.55      0.61       0.65      0.69       0.23
  Net Realized and Unrealized Gains (Losses) on
   Investments                                         (0.31)       0.33         -      (0.15)     0.58      (0.24)
                                                    -----------   -------   -------   -------   -------   -----------
  Net from Investment Operations                       (0.03)       0.88      0.61       0.50      1.27      (0.01)
                                                    -----------   -------   -------   -------   -------   -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                 (0.28)      (0.55)    (0.61)     (0.65)    (0.69)     (0.23)
  Distributions from Net Realized Gains on
   Investments                                             -           -         -      (0.09)        -          -
                                                    -----------   -------   -------   -------   -------   -----------
  Total Distributions                                  (0.28)      (0.55)    (0.61)     (0.74)    (0.69)     (0.23)
                                                    -----------   -------   -------   -------   -------   -----------
NET ASSET VALUE
  End of Period                                        $9.46      $ 9.77    $ 9.44    $  9.44   $  9.68      $9.10
                                                    -----------   -------   -------   -------   -------   -----------
                                                    -----------   -------   -------   -------   -------   -----------
Total Return(5)                                        (0.68%)(2)   9.65%     6.74%      5.46%    14.41%     (0.36%)(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $ 232      $  437    $  701    $ 1,745   $ 1,872      $ 565
  Ratio of Expenses to Average Net Assets               0.20%(3)    0.40%     0.40%      0.35%     0.20%         -
  Ratio of Investment Income - Net to Average Net
   Assets                                               2.87%(3)    5.87%     6.63%      6.87%     7.23%      1.98%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fee Waived                    0.25%(3)    0.50%     0.50%      0.50%     0.50%      0.16%(3)
    Other Expenses Waived or Absorbed                   0.47%(3)    0.51%     0.50%      0.42%     0.97%      1.87%(3)
  Portfolio Turnover Rate                                 11%         64%       92%       110%      264%       159%

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 5 - (continued)

                                                                                   SG COWEN
                                                                             LARGE CAP VALUE FUND
                                                    ----------------------------------------------------------------------
                                                               CLASS A
                                                    -----------------------------           CLASS B             CLASS I
                                                                    PERIOD FROM     -----------------------   ------------
                                                                       1/2/98                       PERIOD
                                                    SIXTH MONTHS   (COMMENCEMENT                     FROM
                                                       ENDED       OF OPERATIONS)   SIXTH MONTHS   4/17/98(4) SIXTH MONTHS
                                                      MAY 31,         THROUGH          ENDED       THROUGH       ENDED
                                                        1999          11/30/98      MAY 31, 1999   11/30/98   MAY 31, 1999
                                                    ------------   --------------   ------------   --------   ------------
                                                     (UNAUDITED)                     (UNAUDITED)               (UNAUDITED)
NET ASSET VALUE
  Beginning of Period                                 $  9.53         $ 10.00          $ 9.53       $11.11(1)    $ 9.54
                                                    ------------   --------------   ------------   --------   ------------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                0.06            0.08            0.03         0.01         0.08
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           1.59           (0.49)           1.59        (1.58)        1.58
                                                    ------------   --------------   ------------   --------   ------------
  Net from Investment Operations                         1.65           (0.41)           1.62        (1.57)        1.66
                                                    ------------   --------------   ------------   --------   ------------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                  (0.06)          (0.06)          (0.02)       (0.01)       (0.07)
  Distributions from Net Realized Gains on
   Investments                                              -               -               -            -            -
                                                    ------------   --------------   ------------   --------   ------------
  Total Distributions                                   (0.06)          (0.06)          (0.02)       (0.01)       (0.07)
                                                    ------------   --------------   ------------   --------   ------------
NET ASSET VALUE
  End of Period                                       $ 11.12         $  9.53          $11.13       $ 9.53       $11.13
                                                    ------------   --------------   ------------   --------   ------------
                                                    ------------   --------------   ------------   --------   ------------
Total Return(5)                                         34.79%(2)       (4.08%)(3)      34.08%(2)   (14.15%)(3)     35.02%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $11,298         $12,044          $  231       $  164       $1,602
  Ratio of Expenses to Average Net Assets                0.60%(3)        1.11%(3)        0.97%(3)     1.23%(3)      0.48%(3)
  Ratio of Investment Income - Net to Average Net
   Assets                                                0.62%(3)        0.85%(3)        0.25%(3)     0.10%(3)      0.73%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                        0.49%(3)        0.66%(3)        0.35%(3)     0.53%(3)      0.49%(3)
  Portfolio Turnover Rate                                  17%             67%(3)          17%          67%(3)        17%


                                                     PERIOD
                                                      FROM
                                                    2/2/98(4)
                                                    THROUGH
                                                    11/30/98
                                                    --------

NET ASSET VALUE
  Beginning of Period                                $ 9.77(1)
                                                    --------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                              0.10
  Net Realized and Unrealized Gains (Losses) on
   Investments                                        (0.25)
                                                    --------
  Net from Investment Operations                      (0.15)
                                                    --------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                (0.08)
  Distributions from Net Realized Gains on
   Investments                                            -
                                                    --------
  Total Distributions                                 (0.08)
                                                    --------
NET ASSET VALUE
  End of Period                                      $ 9.54
                                                    --------
                                                    --------
Total Return(5)                                       (1.56%)(3)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                           $1,153
  Ratio of Expenses to Average Net Assets              0.80%(3)
  Ratio of Investment Income - Net to Average Net
   Assets                                              1.01%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                      0.55%(3)
  Portfolio Turnover Rate                                67%(3)

-----------------

(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2)  Annualized
(3)  Not Annualized
(4)  Commencement of Distribution
(5)  Exclusive of Sales Charges
(6)  Based upon average shares outstanding

                                 SG COWEN FUNDS

                                  (UNAUDITED)

NOTE 6 - ADDITIONAL INFORMATION - CHANGE IN INDEPENDENT AUDITOR: On May 5, 1999, based upon the recommendation of the Audit Committees of the Funds, the Boards of Directors determined not to retain Ernst & Young LLP as the Funds' independent auditor and voted to appoint KPMG LLP. During the Funds' two most recent fiscal years, Ernst & Young LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during this same period there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statment disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the subject matter of such disagreements in connection with their audit reports. The Funds have requested Ernst & Young LLP to provide a letter to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the foregoing statements, and to provide the Funds with a copy of such letter. A copy of this letter is available upon request by calling the Fund at 1-800-262-7116.

                            SG COWEN FAMILY OF FUNDS

                                Financial Square
                            New York, NY 10005-3597

                                   DIRECTORS

       JOSEPH M. COHEN, Chairman
  JAMES H.       DR. MARTIN J.
    CAREY           GRUBER
DR. PETER P.    BURTON J. WEISS
     GIL

                                    OFFICERS

JOSEPH M. COHEN, CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER

                   WILLIAM CHURCH, SENIOR INVESTMENT OFFICER

  CREIGHTON H. PEET, TREASURER, CHIEF FINANCIAL OFFICER AND SENIOR INVESTMENT
                                    OFFICER

                 WILLIAM RECHTER, SENIOR INVESTMENT OFFICER(1)

                      ALAN KOEPPLIN, INVESTMENT OFFICER(2)

                    BENEDICT CAPALDI, INVESTMENT OFFICER(4)

                      PAUL D. HOUK, INVESTMENT OFFICER(3)

                GORDON G. IFILL, ASSISTANT INVESTMENT OFFICER(2)

                           RODD M. BAXTER, SECRETARY

                         IRWOOD SCHLACKMAN, CONTROLLER

         INVESTMENT ADVISER                  CUSTODIAN
  SG Cowen Securities Corporation       Investors Fiduciary
          Financial Square                   Trust Co.
         New York, NY 10005               P.O. Box 419111
                                       Kansas City, MO 64141

            DISTRIBUTOR                    TRANSFER AGENT
      Funds Distributor, Inc.                DST, Inc.
    60 State Street, Suite 1300         210 West 10th Street
          Boston, MA 02109             Kansas City, MO 64105

           LEGAL COUNSEL                INDEPENDENT AUDITORS
      Willkie Farr & Gallagher                  KPMG
         787 Seventh Avenue               757 Third Avenue
         New York, NY 10019              New York, NY 10017

------------

(1)  SG Cowen Income + Growth and SG Cowen Opportunity

(2)  SG Cowen Intermediate Fixed Income and SG Cowen Government Securities

(3)  SG Cowen Income + Growth

(4)  SG Cowen Income + Growth and SG Cowen Large Cap Value     COW SEMI-ANN 5/99